UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07278

Nuveen Arizona Quality Municipal Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: August 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 August 2021

Nuveen Municipal Closed-End Funds

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences". Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Semiannual Report

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports
right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund
dividends and statements from your
financial professional or brokerage account.

or

www.nuveen.com/client-access
If you receive your Nuveen Fund
dividends and statements directly from
Nuveen.

NOT FDIC INSURED MAY LOSE
VALUE NO BANK GUARANTEE

Chair’s Letter
to Shareholders

Dear Shareholders,

More than a year and a half has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a period marked by a global economic downturn, financial market turbulence and some immeasurable losses of life. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.

Global economic activity has driven gross domestic product growth and inflation higher, especially in the U.S. Vaccinations have enabled a further reopening of economies while governments and central banks have taken extraordinary measures to support the recoveries. Since the crisis began, the U.S. government has enacted six relief measures totaling $5.3 trillion to support individuals and families, small and large businesses, state and local governments, education, public health and vaccinations. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen.

Although the global recovery is progressing, pandemic-related impacts continue to weigh on the outlook. The spread of the COVID-19 delta variant this year has exacerbated shortages of raw materials and labor, which contributed to inflation staying elevated for longer than expected. In response, some central banks, including the U.S. Federal Reserve, have begun to consider the timing for removing pandemic-era stimulus measures while other central banks have already started raising interest rates.

With the largest economies, including the U.S., China and Europe, now moving towards various stages of recovery and differing projected growth rates, markets are likely to experience bouts of volatility. Central bank signals will be a major focus, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, the recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the spread of the virus, particularly in light of new variants such as delta. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock could cause investment outlooks to shift.

Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

If you have concerns about what’s coming next, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.

On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth
Chair of the Board
October 22, 2021

Important Semiannual Shareholder Report Notice

For Shareholders of

Nuveen Arizona Quality Municipal Income Fund (NAZ)
Nuveen Ohio Quality Municipal Income Fund (NUO)
Nuveen New Jersey Quality Municipal Income Fund (NXJ)
Nuveen Pennsylvania Quality Municipal Income Fund (NQP)

Semiannual Shareholder Report for the period ending August 31, 2021

Beginning with this semiannual shareholder report, the Funds will only include portfolio manager commentaries in their annual shareholder reports. For the Funds’ most recent annual portfolio manager discussion, please refer to the Portfolio Managers’ Comments section of each Fund’s February 28, 2021 annual shareholder report.

For current information on your Fund’s investment objectives, portfolio management team and average annual total returns please refer to the Fund’s website at www.nuveen.com.

For changes that occurred to your Fund both during and subsequent to this reporting period, please refer to the Notes to Financial Statements section of this report.

For average annual total returns as of the end of this reporting period, please refer to the Performance Overview and Holding Summaries section within this report.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

Leverage from issuance of preferred shares had a positive impact on the total return performance of the Funds over the reporting period. The use of leverage through inverse floating rate securities was positive for NAZ and NUO while it was negligible for NXJ and NQP to the total return performance of the Funds over the reporting period.

As of August 31, 2021, the Funds’ percentages of leverage are as shown in the accompanying table.

	NAZ	NUO	NXJ	NQP
Effective Leverage*	36.97%	34.73%	36.98%	37.29%
Regulatory Leverage*	33.08%	31.34%	31.10%	26.51%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of August 31, 2021, the following Funds have issued and outstanding preferred shares as shown in the accompanying table.

	Variable Rate	Variable Rate
	Preferred*	Remarketed Preferred**
	Shares Issued at	Shares Issued at
	Liquidation Preference	Liquidation Preference	Total
NAZ	$ 88,300,000	$ —	$ 88,300,000
NUO	$148,000,000	$ —	$148,000,000
NXJ	$313,900,000	$ —	$313,900,000
NQP	$217,500,000	$ —	$217,500,000

*	Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, for further details.
**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, for further details.

Refer to Notes to Financial Statements, Note – 5 Fund Shares, for further details on preferred shares and each Fund’s respective transactions.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of August 31, 2021. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

		Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NAZ	NUO	NXJ	NQP
March 2021	$0.0500	$0.0490	$0.0585	$0.0560
April	0.0500	0.0490	0.0585	0.0560
May	0.0500	0.0490	0.0585	0.0560
June	0.0500	0.0490	0.0585	0.0560
July	0.0500	0.0490	0.0585	0.0560
August 2021	0.0500	0.0490	0.0585	0.0560
Total Distributions from Net Investment Income	$0.3000	$0.2940	$0.3510	$0.3360

Yields
Market Yield*	3.75%	3.57%	4.50%	4.45%
Taxable-Equivalent Yield*	6.85%	6.51%	9.29%	7.91%

*	Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 45.3%, 45.6%, 51.6% and 43.9% for NAZ, NUO, NXJ and NQP, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Common Share Information (continued)

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-endfunds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2021, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of August 31, 2021, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NAZ	NUO	NXJ	NQP
Common shares cumulatively repurchased and retired	127,500	205,000	1,710,343	734,900
Common shares authorized for repurchase	1,155,000	1,830,000	4,145,000	3,735,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of August 31, 2021, and during the current reporting period, the Funds’ common share prices were trading at a premium/ (discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	NAZ	NUO	NXJ	NQP
Common share NAV	$15.42	$17.70	$16.76	$16.13
Common share price	$16.01	$16.48	$15.59	$15.09
Premium/(Discount) to NAV	3.83%	(6.89)%	(6.98)%	(6.45)%
Average premium/(discount) to NAV	2.01%	(8.90)%	(9.80)%	(7.70)%

NAZ	Nuveen Arizona Quality Municipal Income Fund
Performance Overview and Holding Summaries as of August 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NAZ at Common Share NAV	4.33%	6.04%	4.03%	5.79%
NAZ at Common Share Price	7.60%	14.41%	3.22%	7.18%
S&P Municipal Bond Index[1]	2.50%	3.44%	3.24%	4.11%
S&P Municipal Bond Arizona Index	2.54%	3.53%	3.10%	4.04%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

1 For purposes of Fund performance, relative results are measured against this index.

NAZ	Performance Overview and Holding Summaries as of August 31, 2021 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	155.5%
Other Assets Less Liabilities	(0.6)%
Net Assets Plus Floating Rate
Obligations & AMTP Shares,
net of deferred offering costs	154.9%
Floating Rate Obligations	(5.5)%
AMTP Shares, net of deferred
offering costs	(49.4)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Arizona	95.1%
Guam	2.9%
Puerto Rico	1.9%
Virgin Islands	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	25.1%
Education and Civic Organizations	21.6%
Utilities	16.0%
Health Care	14.6%
Tax Obligation/General	10.2%
Transportation	5.3%
Other	7.2%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	5.1%
AAA	4.6%
AA	49.8%
A	22.7%
BBB	3.2%
BB or Lower	6.1%
N/R (not rated)	8.5%
Total	100%

NUO	Nuveen Ohio Quality Municipal Income Fund
Performance Overview and Holding Summaries as of August 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NUO at Common Share NAV	3.61%	4.17%	3.80%	5.57%
NUO at Common Share Price	10.84%	12.32%	4.15%	5.78%
S&P Municipal Bond Index[1]	2.50%	3.44%	3.24%	4.11%
S&P Municipal Bond Ohio Index	2.62%	3.40%	3.83%	4.94%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

1 For purposes of Fund performance, relative results are measured against this index.

NUO	Performance Overview and Holding Summaries as of August 31, 2021 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	149.7%
Common Stocks	0.8%
Other Assets Less Liabilities	1.3%
Net Assets Plus Floating Rate
Obligations & VRDP Shares,
net of deferred offering costs	151.8%
Floating Rate Obligations	(6.2)%
VRDP Shares, net of deferred
offering costs	(45.6)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Ohio	90.0%
Puerto Rico	2.7%
Texas	1.6%
Michigan	1.5%
Colorado	1.1%
North Carolina	1.1%
Florida	0.8%
Missouri	0.5%
Kentucky	0.3%
Oregon	0.3%
Washington	0.1%
Total	100%

Portfolio Composition
(% of total investments)
U.S. Guaranteed	26.8%
Tax Obligation/Limited	16.4%
Tax Obligation/General	11.9%
Transportation	11.6%
Utilities	10.5%
Health Care	8.3%
Education and Civic Organizations	8.1%
Other	6.4%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	22.1%
AAA	14.5%
AA	38.2%
A	14.1%
BBB	1.6%
BB or Lower	1.8%
N/R (not rated)	7.2%
N/A (not applicable)	0.5%
Total	100%

NXJ	Nuveen New Jersey Quality Municipal Income Fund
Performance Overview and Holding Summaries as of August 31, 2021

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2021

	Cumulative		Average Annual
	6-Month	1-Year	5-Year	10-Year
NXJ at Common Share NAV	4.10%	7.50%	4.65%	6.39%
NXJ at Common Share Price	13.21%	19.18%	5.33%	7.02%
S&P Municipal Bond Index[1]	2.50%	3.44%	3.24%	4.11%
S&P Municipal Bond New Jersey Index	3.18%	5.51%	4.03%	4.77%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

1 For purposes of Fund performance, relative results are measured against this index.

NXJ	Performance Overview and Holding Summaries as of August 31, 2021 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	148.6%
Other Assets Less Liabilities	1.4%
Net Assets Plus Floating Rate
Obligations & VRDP Shares,
net of deferred offering costs	150.0%
Floating Rate Obligations	(5.0)%
VRDP Shares, net of deferred offering costs	(45.0)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
New Jersey	90.4%
New York	3.4%
Pennsylvania	3.1%
Delaware	2.1%
Guam	0.9%
Puerto Rico	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	25.4%
Transportation	15.1%
Health Care	13.9%
Education and Civic Organizations	12.3%
Tax Obligation/General	7.5%
U.S. Guaranteed	6.9%
Housing/Single Family	6.1%
Other	12.8%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.7%
AAA	9.7%
AA	34.6%
A	17.9%
BBB	22.7%
BB or Lower	6.0%
N/R (not rated)	1.4%
Total	100%

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Performance Overview and Holding Summaries as of August 31, 2021

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NQP at Common Share NAV	5.05%	7.56%	4.02%	5.93%
NQP at Common Share Price	9.08%	15.56%	4.85%	6.15%
S&P Municipal Bond Index[1]	2.50%	3.44%	3.24%	4.11%
S&P Municipal Bond Pennsylvania Index	2.63%	3.75%	3.50%	4.31%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

1 For purposes of Fund performance, relative results are measured against this index.

NQP	Performance Overview and Holding Summaries as of August 31, 2021 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	151.3%
Common Stocks	3.8%
Other Assets Less Liabilities	1.4%
Net Assets Plus Floating Rate
Obligations & VRDP Shares,
net of deferred offering costs	156.5%
Floating Rate Obligations	(20.5)%
VRDP Shares, net of deferred offering costs	(36.0)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Pennsylvania	97.5%
Puerto Rico	1.3%
New Jersey	0.9%
Guam	0.3%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	21.7%
U.S. Guaranteed	13.6%
Tax Obligation/General	12.4%
Housing/Single Family	12.2%
Education and Civic Organizations	9.9%
Utilities	9.3%
Transportation	6.7%
Tax Obligation/Limited	5.7%
Other	8.5%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	15.2%
AAA	0.4%
AA	35.0%
A	28.3%
BBB	8.9%
BB or Lower	5.8%
N/R (not rated)	4.0%
N/A (not applicable)	2.4%
Total	100%

NAZ	Nuveen Arizona Quality Municipal Income Fund Portfolio of Investments August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 155.5% (100.0% of Total Investments)

	MUNICIPAL BONDS – 155.5% (100.0% of Total Investments)

	Education and Civic Organizations – 33.5% (21.6% of Total Investments)
$ 2,175	Arizona Board of Regents, Arizona State University System Revenue Bonds, Green Series	7/26 at 100.00	AA	$ 2,585,618
	2016B, 5.000%, 7/01/47
1,500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Green	7/25 at 100.00	AA	1,746,150
	Series 2015A, 5.000%, 7/01/41
1,500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2015D,	7/25 at 100.00	AA	1,746,150
	5.000%, 7/01/41
1,255	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2020B,	7/30 at 100.00	AA	1,488,731
	4.000%, 7/01/47
2,515	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for	8/24 at 100.00	Aa3	2,825,930
	Economic and Educational Development, Series 2014, 5.000%, 8/01/44
515	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	BB	596,715
	Basis Schools, Inc Projects, Series 2017A, 5.125%, 7/01/37, 144A
525	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	AA–	611,641
	Basis Schools, Inc Projects, Series 2017C, 5.000%, 7/01/47
250	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	BB	290,625
	Basis Schools, Inc Projects, Series 2017D, 5.000%, 7/01/47, 144A
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Basis Schools, Inc Projects, Series 2017F:
1,700	5.000%, 7/01/37	7/27 at 100.00	AA–	2,011,338
1,645	5.000%, 7/01/47	7/27 at 100.00	AA–	1,916,474
380	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	BB	441,750
	Basis Schools, Inc Projects, Series 2017G, 5.000%, 7/01/47, 144A
240	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	11/27 at 100.00	N/R	251,834
	Montessori Academy Projects, Refunding Series 2017A, 6.250%, 11/01/50, 144A
420	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	12/29 at 100.00	BB	465,545
	Somerset Academy of Las Vegas Aliante and Skye Canyon Campus Projects, Series 2021A,
	4.000%, 12/15/41, 144A
375	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona	9/27 at 100.00	BB+	427,808
	Agribusiness and Equine Center, Inc Project, Series 2017B, 5.000%, 3/01/48, 144A
270	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	No Opt. Call	BB	294,756
	Math & Science Projects, Series 2017B, 4.250%, 7/01/27, 144A
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of
	Math & Science Projects, Series 2018A:
615	5.000%, 7/01/38	1/28 at 100.00	AA–	728,148
1,000	5.000%, 7/01/48	1/28 at 100.00	AA–	1,164,720
455	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest	7/26 at 100.00	BB+	535,166
	Academy of Nevada Horizon, Inspirada and St Rose Campus Projects, Series 2018A, 5.750%,
	7/15/38, 144A
1,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest	9/23 at 105.00	BB+	1,132,010
	Academy of Nevada Sloan Canyon Campus Project, Series 2020A-2, 6.000%, 9/15/38, 144A
175	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Social Bonds	7/28 at 100.00	BB–	188,759
	Pensar Academy Project, Series 2020, 4.000%, 7/01/30, 144A
	Arizona Industrial Development Authority, Arizona, Lease Revenue Bonds, University of
	Indianapolis – Health Pavilion Project, Series 2019A:
1,645	4.000%, 10/01/39	10/29 at 100.00	BBB+	1,892,556
1,000	4.000%, 10/01/49	10/29 at 100.00	BBB+	1,131,660
1,500	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus	6/28 at 100.00	N/R	1,733,655
	Academy Project, Series 2018A, 6.375%, 6/01/39, 144A

NAZ	Nuveen Arizona Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern	5/22 at 100.00	A+	$ 2,051,100
	University, Refunding Series 2007, 5.000%, 5/15/31
	Industrial Development Authority, Pima County, Arizona, Education Revenue Bonds, Center
	for Academic Success Project, Refunding Series 2019:
360	4.000%, 7/01/31	7/29 at 100.00	BBB	418,165
340	4.000%, 7/01/33	7/29 at 100.00	BBB	391,388
355	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/27 at 100.00	AA–	421,097
	Great Hearts Academies Projects, Series 2017A, 5.000%, 7/01/37
490	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/27 at 100.00	AA–	572,031
	Great Hearts Academies Projects, Series 2017C, 5.000%, 7/01/48
1,495	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	1/30 at 100.00	AA–	1,851,064
	Highland Prep Project, Series 2019, 5.000%, 1/01/43
665	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/29 at 100.00	AA–	810,987
	Legacy Traditional Schools Projects, Series 2019A, 5.000%, 7/01/49
870	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/26 at 100.00	BB+	972,965
	Paradise Schools Projects, Series 2016, 5.000%, 7/01/47, 144A
	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Reid
	Traditional School Projects, Series 2016:
520	5.000%, 7/01/36	7/26 at 100.00	Baa3	595,140
300	5.000%, 7/01/47	7/26 at 100.00	Baa3	338,466
2,500	Maricopa County Industrial Development Authority, Arizona, Educational Facilities	1/30 at 100.00	A2	3,123,325
	Revenue Bonds, Creighton University Projects, Series 2020, 5.000%, 7/01/47
2,095	McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University	7/26 at 100.00	AA–	2,490,473
	Hassayampa Academic Village Project, Refunding Series 2016, 5.000%, 7/01/37
1,155	Northern Arizona University, System Revenue Bonds, Refunding Series 2014,	6/24 at 100.00	A+	1,285,942
	5.000%, 6/01/40
70	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	BB	77,923
	Basis Schools, Inc Projects, Series 2016A, 5.000%, 7/01/46, 144A
900	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	9/22 at 100.00	BB	927,252
	Choice Academies Charter Schools Project, Series 2012, 5.625%, 9/01/42
1,400	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/22 at 100.00	BB+	1,429,008
	Eagle College Prep Project, Series 2013A, 5.000%, 7/01/43
800	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	BBB–	892,416
	Great Hearts Academies Project, Series 2016A, 5.000%, 7/01/41
500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/24 at 100.00	BB+	575,700
	Legacy Traditional Schools Project, Series 2014A, 6.750%, 7/01/44, 144A
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Legacy Traditional Schools Projects, Series 2015:
315	5.000%, 7/01/35, 144A	7/25 at 100.00	BB+	345,398
300	5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	324,483
650	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	BB+	726,960
	Legacy Traditional Schools Projects, Series 2016A, 5.000%, 7/01/41, 144A
610	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	9/30 at 100.00	Ba2	694,735
	Northwest Christian School Project, Series 2020A, 5.000%, 9/01/45, 144A
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Villa Montessori, Inc Projects, Series 2015:
210	3.250%, 7/01/25	No Opt. Call	BBB–	220,693
400	5.000%, 7/01/35	7/25 at 100.00	BBB–	449,604
500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/28 at 100.00	AA–	563,725
	Vista College Preparatory Project, Series 2018A, 4.125%, 7/01/38
1,995	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Eastern Kentucky	10/26 at 100.00	A3	2,347,297
	University Project, Series 2016, 5.000%, 10/01/36
3,675	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University	6/22 at 100.00	A	3,793,409
	Project, Series 2012, 5.000%, 6/01/42 (UB) (4)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 500	Pima County Community College District, Arizona, Revenue Bonds, Series 2019,	7/28 at 100.00	Aa3	$ 623,205
	5.000%, 7/01/36
200	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds,	5/24 at 100.00	N/R	219,064
	Desert Heights Charter School, Series 2014, 7.250%, 5/01/44
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Champion Schools Project, Series 2017:
120	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	114,458
680	6.125%, 6/15/47, 144A	6/26 at 100.00	N/R	634,583
200	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	BB–	221,066
	Edkey Charter Schools Project, Series 2016, 5.250%, 7/01/36
35	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	36,968
	San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A
115	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/28 at 100.00	N/R	132,379
	San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A
745	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden	1/22 at 100.00	B–	746,840
	Traditional Schools Project, Series 2012, 7.500%, 1/01/42
500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah	6/25 at 100.00	BB	550,190
	Webster Schools Mesa Project, Series 2015A, 5.000%, 12/15/34, 144A
730	Pinal County Community College District, Arizona, Revenue Bonds, Central Arizona	7/26 at 100.00	AA	865,430
	College, Series 2017, 5.000%, 7/01/35 – BAM Insured
780	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona	6/24 at 100.00	AA	865,277
	University Project, Series 2014, 5.000%, 6/01/39 – BAM Insured
52,730	Total Education and Civic Organizations			59,907,945

	Health Care – 22.7% (14.6% of Total Investments)
1,200	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems,	1/24 at 100.00	AA–	1,311,660
	Series 2014A, 5.000%, 1/01/44
4,100	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s	2/22 at 100.00	AA–	4,180,647
	Hospital, Refunding Series 2012A, 5.000%, 2/01/42
	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals
	Project, Refunding Series 2014A:
3,005	5.000%, 12/01/39	12/24 at 100.00	A+	3,408,692
2,860	5.000%, 12/01/42	12/24 at 100.00	A+	3,256,081
430	Arizona Industrial Development Authority, Arizona, Lease Revenue Bonds, Children’s	9/30 at 100.00	A1	509,632
	National Prince County Regional Medical Center, Series 2020A, 4.000%, 9/01/40
	Arizona Industrial Development Authority, Hospital Revenue Bonds, Phoenix Children’s
	Hospital, Series 2020A:
1,400	5.000%, 2/01/40	2/30 at 100.00	AA–	1,798,090
1,950	4.000%, 2/01/50	2/30 at 100.00	AA–	2,276,508
1,000	Arizona Industrial Development Authority, Hospital Revenue Bonds, Phoenix Children’s	2/32 at 100.00	AA–	1,198,250
	Hospital, Series 2021A, 4.000%, 2/01/40, (WI/DD, Settling 11/03/21)
1,250	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	9/28 at 100.00	A+	1,567,100
	HonorHealth, Series 2019A, 5.000%, 9/01/37
	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,
	Refunding Series 2016A:
1,250	5.000%, 1/01/32	1/27 at 100.00	AA–	1,522,337
1,000	5.000%, 1/01/35	1/27 at 100.00	AA–	1,213,860
2,000	5.000%, 1/01/38	1/27 at 100.00	AA–	2,421,040
	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,
	Series 2017A:
2,700	4.000%, 1/01/41	1/28 at 100.00	AA–	3,099,006
2,000	5.000%, 1/01/41	1/28 at 100.00	AA–	2,437,320
1,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	7/29 at 100.00	AA–	1,169,100
	Series 2019A, 4.000%, 1/01/44
1,500	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	7/30 at 100.00	AA–	1,764,405
	Variable Rate Demand Series 2019F, 4.000%, 1/01/45

NAZ	Nuveen Arizona Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Medical	4/31 at 100.00	A	$ 1,185,170
	Center, Series 2021A, 4.000%, 4/01/46, (WI/DD, Settling 9/09/21)
1,025	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/26 at 100.00	A+	1,207,204
	Yavapai Regional Medical Center, Refunding Series 2016, 5.000%, 8/01/36
1,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/23 at 100.00	A+	1,089,150
	Yavapai Regional Medical Center, Series 2013A, 5.250%, 8/01/33
1,450	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/29 at 100.00	A+	1,685,973
	Yavapai Regional Medical Center, Series 2019, 4.000%, 8/01/43
	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional
	Medical Center, Series 2014A:
1,000	5.000%, 8/01/22	No Opt. Call	A	1,044,010
1,000	5.250%, 8/01/32	8/24 at 100.00	A	1,135,740
35,120	Total Health Care			40,480,975

	Housing/Multifamily – 0.8% (0.5% of Total Investments)
1,250	Arizona Industrial Development Authority, Student Housing Revenue Bonds, Provident Group	6/29 at 100.00	AA	1,423,225
	- NCCU Properties LLC- North Carolina Central University, Series 2019A, 4.000%, 6/01/44 –
	BAM Insured

	Long-Term Care – 3.9% (2.5% of Total Investments)
585	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater	7/25 at 101.00	N/R	587,047
	Avondale Project, Series 2017, 5.375%, 1/01/38
2,115	Glendale Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Royal	5/26 at 103.00	BBB–	2,410,719
	Oaks Royal Oaks – Inspirata Pointe Project, Series 2020A, 5.000%, 5/15/56
1,870	Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds,	10/25 at 101.00	N/R	1,955,085
	3rd and Indian Road Assisted Living Project, Series 2016, 5.400%, 10/01/36
780	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of	12/21 at 100.00	N/R	786,357
	Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32
1,080	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU	10/27 at 100.00	N/R	1,203,952
	Project, Series 2017A, 6.125%, 10/01/47, 144A
6,430	Total Long-Term Care			6,943,160

	Tax Obligation/General – 15.9% (10.2% of Total Investments)
575	Buckeye Union High School District 201, Maricopa County, Arizona, General Obligation	7/27 at 100.00	AA	698,562
	Bonds, School Improvement Project, Refunding Series 2017, 5.000%, 7/01/35 – BAM Insured
2,140	El Mirage, Arizona, General Obligation Bonds, Series 2012, 5.000%, 7/01/42 –	7/22 at 100.00	AA	2,217,019
	AGM Insured
1,000	Maricopa County Elementary School District 83 Cartwright, Arizona, General Obligation	1/22 at 100.00	AA	1,017,250
	Bonds, School Improvement, Project 2010, Series 2011A, 5.375%, 7/01/30 – AGM Insured
2,315	Maricopa County School District 214 Tolleson Union High, Arizona, General Obligation	7/28 at 100.00	Aa1	2,881,434
	Bonds, School Improvement Project 1990, Series 1990A, 5.000%, 7/01/38
630	Maricopa County School District 214 Tolleson Union High, Arizona, General Obligation	7/27 at 100.00	Aa1	766,464
	Bonds, School Improvement Project 2017, Series 2018A, 5.000%, 7/01/37
775	Maricopa County School District 79 Litchfield Elementary, Arizona, General Obligation	1/22 at 100.00	Aa1	787,447
	Bonds, Series 2011, 5.000%, 7/01/23
1,500	Maricopa County Special Health Care District, Arizona, General Obligation Bonds, Series	7/28 at 100.00	Aa3	1,864,050
	2018C, 5.000%, 7/01/36
1,350	Maricopa County Unified School District 95 Queen Creek, Arizona, General Obligation	7/25 at 102.00	Aa1	1,589,949
	Bonds, School Improvement Series 2018, 5.000%, 7/01/36
1,275	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation	7/27 at 100.00	AAA	1,567,013
	Bonds, School Improvement & Project of 2011 Series 2017E, 5.000%, 7/01/33
	Mohave County Union High School District 2 Colorado River, Arizona, General Obligation
	Bonds, School Improvement Series 2017:
1,000	5.000%, 7/01/34	7/27 at 100.00	A1	1,215,980
1,000	5.000%, 7/01/36	7/27 at 100.00	A1	1,211,600
690	Northwest Fire District of Pima County, Arizona, General Obligation Bonds, Series 2017,	7/27 at 100.00	AA–	831,692
	5.000%, 7/01/36

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,370	Pima County Continental Elementary School District 39, Arizona, General Obligation	1/22 at 100.00	AA	$ 1,395,427
	Bonds, Series 2011A, 6.000%, 7/01/30 – AGM Insured
2,895	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds,	7/24 at 100.00	AA	3,249,985
	School Improvement Project 2011, Series 2014D, 5.000%, 7/01/34 – AGM Insured
1,750	Pima County Unified School District 6 Marana, Arizona, General Obligation Bonds, School	1/22 at 100.00	A	1,777,072
	Improvement Project 2010 Series 2011A, 5.000%, 7/01/25
1,500	Pima County Unified School District 6 Marana, Arizona, General Obligation Bonds, School	7/27 at 100.00	AA	1,826,835
	Improvement Project of 2014, Series 2017C, 5.000%, 7/01/36 – BAM Insured
	Pinal County School District 4 Casa Grande Elementary, Arizona, General Obligation
	Bonds, School improvement Project 2016, Series 2017A:
620	5.000%, 7/01/34 – BAM Insured	7/27 at 100.00	AA	746,145
1,000	5.000%, 7/01/35 – BAM Insured	7/27 at 100.00	AA	1,201,760
	Western Maricopa Education Center District 402, Maricopa County, Arizona, General
	Obligation Bonds, School Improvement Project 2012, Series2014B:
715	4.500%, 7/01/33	7/24 at 100.00	AA–	793,729
665	4.500%, 7/01/34	7/24 at 100.00	AA–	737,312
24,765	Total Tax Obligation/General			28,376,725

	Tax Obligation/Limited – 39.0% (25.1% of Total Investments)
100	Arizona Industrial Development Authority, Arizona, Economic Development Revenue Bonds,	No Opt. Call	N/R	119,686
	Linder Village Project in Meridian, Ada County, Idaho, Series 2020, 5.000%, 6/01/31, 144A
2,310	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility	7/22 at 100.00	A1	2,380,570
	Project, Refunding Senior Series 2012A, 5.000%, 7/01/36
1,250	Arizona State Transportation Board, Highway Revenue Bonds, Refunding Series 2016,	7/26 at 100.00	AA+	1,499,538
	5.000%, 7/01/35
275	Buckeye, Arizona, Excise Tax Revenue Obligations, Refunding Series 2016, 4.000%, 7/01/36	7/26 at 100.00	AA	312,444
1,000	Buckeye, Arizona, Excise Tax Revenue Obligations, Series 2015, 5.000%, 7/01/37	7/25 at 100.00	AA	1,161,630
1,215	Cadence Community Facilities District, Mesa, Arizona, Special Assessment Revenue Bonds,	7/30 at 100.00	N/R	1,334,313
	Assessment District 3, Series 2020, 4.000%, 7/01/45
123	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds,	7/27 at 100.00	N/R	94,597
	Series 2017A, 7.000%, 7/01/41, 144A (5)
1,210	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/25 at 100.00	N/R	1,288,372
	Series 2015, 5.000%, 7/15/39, 144A
1,810	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/27 at 100.00	AA	2,143,619
	Series 2017, 5.000%, 7/15/42 – AGM Insured
2,445	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/27 at 100.00	AA	2,777,275
	Series 2018, 4.375%, 7/15/43 – BAM Insured
484	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue	7/23 at 100.00	N/R	501,221
	Bonds, Assessment District 1, Series 2013, 5.250%, 7/01/38
697	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue	7/27 at 100.00	N/R	756,343
	Bonds, Assessment District 1, Series 2019, 5.200%, 7/01/43
2,280	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue	7/30 at 100.00	N/R	2,401,000
	Bonds, Assessment District 12, Series 2021, 3.750%, 7/01/45
1,035	Eastmark Community Facilities District 2, Mesa, Arizona, General Obligation Bonds,	7/30 at 100.00	N/R	1,040,827
	Series 2020, 3.500%, 7/15/44
105	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General	7/27 at 100.00	AA	127,757
	Obligation Bonds, Refunding Series 2017, 5.000%, 7/15/32 – AGM Insured
	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation
	Bonds, Series 2012:
345	5.000%, 7/15/27 – BAM Insured	7/22 at 100.00	AA	359,600
1,085	5.000%, 7/15/31	7/22 at 100.00	AA	1,127,510
500	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation	7/26 at 100.00	AA	567,595
	Bonds, Series 2016, 4.000%, 7/15/36 – BAM Insured
1,000	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation	7/27 at 100.00	AA	1,221,190
	Bonds, Series 2017, 5.000%, 7/15/37 – BAM Insured

NAZ	Nuveen Arizona Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 590	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation	7/27 at 100.00	AA	$ 719,263
	Bonds, Series 2018, 5.000%, 7/15/38 – BAM Insured
1,000	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation	7/30 at 100.00	AA	1,196,350
	Bonds, Series 2020, 4.000%, 7/15/40 – BAM Insured
379	Festival Ranch Community Facilities District, Buckeye, Arizona, Special Assessment	7/27 at 100.00	N/R	408,755
	Revenue Bonds, Assessment District 11, Series 2017, 5.200%, 7/01/37
545	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds,	7/26 at 100.00	A1	615,076
	Refunding Series 2016, 4.000%, 7/15/32
810	Goodyear, Arizona, Community Facilities General District 1, Arizona, General Obligation	No Opt. Call	A–	853,141
	Refunding Bonds, Series 2013, 5.000%, 7/15/23
1,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	BB	1,705,425
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
510	5.000%, 1/01/31	1/22 at 100.00	BB	517,925
200	5.125%, 1/01/42	1/22 at 100.00	BB	203,190
1,500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	BB	1,523,310
1,250	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A,	12/26 at 100.00	BB	1,440,900
	5.000%, 12/01/46
1,425	Marana, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/33	7/23 at 100.00	AA	1,545,042
200	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation	7/26 at 100.00	BBB	230,588
	Bonds, Series 2016, 5.000%, 7/15/31
385	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation	7/27 at 100.00	AA	452,668
	Bonds, Series 2017, 5.000%, 7/15/42 – BAM Insured
400	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation	10/21 at 100.00	N/R	346,768
	Bonds, Series 2006, 5.350%, 7/15/31
2,500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	12/22 at 100.00	A	2,626,900
	JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36
580	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa	7/22 at 100.00	AA+	601,959
	Project, Series 2012, 5.000%, 7/01/38 (AMT)
1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/33	8/24 at 100.00	AA	1,118,950
1,600	Pinal County, Arizona, Pledged Revenue Obligations, Series 2019, 4.000%, 8/01/39	8/28 at 100.00	AA	1,874,864
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,550	4.550%, 7/01/40	7/28 at 100.00	N/R	1,783,616
2,040	5.000%, 7/01/58	7/28 at 100.00	N/R	2,362,014
1,085	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	1,233,406
	Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Refunding
	Series 2016:
540	4.000%, 8/01/34	8/26 at 100.00	AA	619,110
545	4.000%, 8/01/36	8/26 at 100.00	AA	620,455
1,740	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2018A,	8/28 at 100.00	AA	2,152,954
	5.000%, 8/01/42
2,400	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2020,	8/30 at 100.00	AA	2,838,984
	4.000%, 8/01/50
	San Luis, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2014A:
1,400	5.000%, 7/01/34 – BAM Insured	7/24 at 100.00	AA	1,573,768
2,100	5.000%, 7/01/38 – BAM Insured	7/24 at 100.00	AA	2,351,202
3,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding	No Opt. Call	AAA	3,409,650
	Series 2006, 5.000%, 7/01/24
1,650	Sundance Community Facilities District, Buckeye, Arizona, General Obligation Bonds,	7/28 at 100.00	AA	2,039,466
	Refunding Series 2018, 5.000%, 7/15/39 – BAM Insured
1,150	Tartesso West Community Facility District, Buckeye, Arizona, Limited Tax General	7/31 at 100.00	AA	1,347,938
	Obligation Bonds, Series 2021, 4.000%, 7/15/41 – AGM Insured, (WI/DD, Settling 9/30/21)
2,505	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012,	7/22 at 100.00	AAA	2,606,853
	5.000%, 7/01/37

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 150	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	No Opt. Call	AA	$ 152,807
	Series 2012A, 4.000%, 10/01/22 – AGM Insured
600	Vistancia West Community Facilities District, Peoria, Arizona, General Obligation Bonds,	10/21 at 100.00	N/R	600,744
	Series 2016, 3.250%, 7/15/25, 144A
4,240	Yavapai County Jail District, Arizona, Pleged Revenue Obligation Bonds, Series 2020,	7/29 at 100.00	AA	4,846,829
	4.000%, 7/01/40 – BAM Insured
62,338	Total Tax Obligation/Limited			69,735,957

	Transportation – 8.2% (5.3% of Total Investments)
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien
	Series 2015A:
910	5.000%, 7/01/40	7/25 at 100.00	A1	1,057,083
2,185	5.000%, 7/01/45	7/25 at 100.00	A1	2,538,162
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Refunding Senior
	Lien Series 2013:
1,785	5.000%, 7/01/30 (AMT)	7/23 at 100.00	Aa3	1,930,924
2,215	5.000%, 7/01/32 (AMT)	7/23 at 100.00	Aa3	2,393,950
2,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/27 at 100.00	Aa3	2,402,020
	Series 2017A, 5.000%, 7/01/47 (AMT)
1,500	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/28 at 100.00	Aa3	1,843,365
	Series 2018, 5.000%, 7/01/43 (AMT)
	Phoenix Civic Improvement Corporation, Arizona, Rental Car Facility Charge Revenue
	Bonds, Series 2019A:
975	5.000%, 7/01/33	7/29 at 100.00	A3	1,208,951
1,045	5.000%, 7/01/35	7/29 at 100.00	A3	1,285,141
12,615	Total Transportation			14,659,596

	U.S. Guaranteed – 6.6% (4.2% of Total Investments) (6)
1,480	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding	7/22 at 100.00	AA	1,539,540
	Series 2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/22)
2,240	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Tender Option	6/22 at 100.00	Aa2	2,553,846
	Bond Trust 2015-XF0053, 17.848%, 6/01/42 (Pre-refunded 6/01/22), 144A (IF)
550	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation	7/27 at 100.00	AA	688,276
	Bonds, Refunding Series 2017, 5.000%, 7/15/32 (Pre-refunded 7/15/27) – AGM Insured
55	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds,	7/26 at 100.00	N/R	64,191
	Refunding Series 2016, 4.000%, 7/15/32 (Pre-refunded 7/15/26)
545	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	593,788
	2013, 5.250%, 7/01/33 (Pre-refunded 7/01/23)
720	Northern Arizona University, System Revenue Bonds, Refunding Series 2014, 5.000%,	6/24 at 100.00	N/R	813,355
	6/01/40 (Pre-refunded 6/01/24)
2,000	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien	7/24 at 100.00	AAA	2,272,640
	Series 2014A, 5.000%, 7/01/39 (Pre-refunded 7/01/24)
1,320	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding	7/27 at 100.00	AAA	1,658,303
	Series 2017, 5.000%, 7/01/36 (Pre-refunded 7/01/27)
1,495	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012,	7/22 at 100.00	N/R	1,554,516
	5.000%, 7/01/37 (Pre-refunded 7/01/22)
10,405	Total U.S. Guaranteed			11,738,455

	Utilities – 24.9% (16.0% of Total Investments)
1,495	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	1,525,453
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
	Carefree Utilities Community Facilities District, Arizona, Water System Revenue Bonds, Series 2021:
750	4.000%, 7/01/41, (WI/DD, Settling 9/02/21)	7/31 at 100.00	A+	890,565
1,000	4.000%, 7/01/51, (WI/DD, Settling 9/02/21)	7/31 at 100.00	A+	1,162,110
655	Central Arizona Water Conservation District, Arizona, Water Delivery O&M Revenue Bonds,	1/26 at 100.00	AA+	770,260
	Series 2016, 5.000%, 1/01/36

NAZ	Nuveen Arizona Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 785	Goodyear, Arizona, Water and Sewer Revenue Obligations, Refunding Subordinate Lien	7/26 at 100.00	AA	$ 922,532
	Series 2016, 5.000%, 7/01/45 – AGM Insured
1,500	Goodyear, Arizona, Water and Sewer Revenue Obligations, Subordinate Lien Series 2020,	7/29 at 100.00	AA	1,760,445
	4.000%, 7/01/45 – AGM Insured
665	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/27 at 100.00	A–	775,942
	Refunding Series 2017, 5.000%, 7/01/36
1,100	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	AA	1,219,482
1,125	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series	7/25 at 100.00	AA	1,306,834
	2015A, 5.000%, 7/01/36 – AGM Insured
8,750	Mesa, Arizona, Utility System Revenue Bonds, Series 2018, 5.000%, 7/01/42 (UB) (4)	7/28 at 100.00	Aa2	10,802,750
1,135	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds,	7/24 at 100.00	AA+	1,281,358
	Refunding Junior Lien Series 2014, 5.000%, 7/01/29
465	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien	7/31 at 100.00	AAA	611,791
	Series 2021A, 5.000%, 7/01/45
1,040	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Refunding	No Opt. Call	AAA	1,086,811
	Junior Lien Series 2001, 5.500%, 7/01/22 – FGIC Insured
695	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding	7/26 at 100.00	A+	824,298
	Series 2016, 5.000%, 7/01/35
1,500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System	6/25 at 100.00	AA+	1,740,810
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/36
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc Prepay Contract Obligations, Series 2007:
4,500	5.500%, 12/01/29	No Opt. Call	A3	5,949,630
5,665	5.000%, 12/01/37	No Opt. Call	A3	8,014,162
	Surprise, Arizona, Utility System Revenue Bonds, Refunding Senior Lien Series 2018:
500	5.000%, 7/01/35	7/28 at 100.00	AA+	622,545
805	5.000%, 7/01/36	7/28 at 100.00	AA+	999,778
2,180	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West	10/21 at 100.00	N/R	2,179,891
	Water & Sewer Inc Refunding, Series 2007A, 6.375%, 12/01/37 (AMT)
36,310	Total Utilities			44,447,447
$ 241,963	Total Long-Term Investments (cost $254,604,941)			277,713,485
	Floating Rate Obligations – (5.5)%			(9,755,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (49.4)% (7)			(88,236,966)
	Other Assets Less Liabilities – (0.6)%			(1,110,962)
	Net Asset Applicable to Common Shares – 100%			$ 178,610,557

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 31.8%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. WI/DD Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NUO	Nuveen Ohio Quality Municipal Income Fund Portfolio of Investments August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 150.5% (100.0% of Total Investments)

	MUNICIPAL BONDS – 149.7% (99.5% of Total Investments)

	Consumer Discretionary – 1.0% (0.7% of Total Investments)
$ 2,680	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds,	12/29 at 100.00	BBB–	$ 3,180,704
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51

	Consumer Staples – 4.8% (3.2% of Total Investments)
20,605	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	3,386,844
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
1,025	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	1,178,084
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
9,555	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	11,119,058
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
31,185	Total Consumer Staples			15,683,986

	Education and Civic Organizations – 12.2% (8.1% of Total Investments)
725	Allen County Port Authority Economic Development, Ohio, Revenue Bonds, University of	6/31 at 100.00	BBB–	822,911
	Northwestern, Refunding Series 2021A, 4.000%, 12/01/40
	Lorain County Community College District, Ohio, General Receipts Revenue Bonds,
	Refunding Series 2017:
1,305	5.000%, 12/01/32	6/27 at 100.00	Aa2	1,597,020
1,200	5.000%, 12/01/33	6/27 at 100.00	Aa2	1,465,056
505	5.000%, 12/01/34	6/27 at 100.00	Aa2	615,277
	Miami University of Ohio, General Receipts Bonds, Series 2012:
480	4.000%, 9/01/32	9/22 at 100.00	AA	496,354
1,000	4.000%, 9/01/33	9/22 at 100.00	AA	1,033,560
	Miami University of Ohio, General Receipts Revenue Bonds, Refunding Series 2014:
4,375	5.000%, 9/01/33	9/24 at 100.00	AA	4,939,987
2,500	4.000%, 9/01/39	9/24 at 100.00	AA	2,718,375
2,585	Miami University of Ohio, General Receipts Revenue Bonds, Refunding Series 2017,	9/26 at 100.00	AA	3,097,476
	5.000%, 9/01/41
1,125	Miami University of Ohio, General Receipts Revenue Bonds, Refunding Series 2020A,	9/30 at 100.00	AA	1,320,660
	4.000%, 9/01/45
	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University
	Project, Series 2012:
120	5.000%, 11/01/27	5/22 at 100.00	AA	123,594
590	5.000%, 11/01/32	5/22 at 100.00	AA	607,800
5,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton,	12/22 at 100.00	A+	5,261,600
	Refunding Series 2013, 5.000%, 12/01/43
1,000	Ohio State University, General Receipts Bonds, Multiyear Debt Issuance Program, Series	No Opt. Call	Aa1	1,327,260
	2020A, 5.000%, 12/01/29
1,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities	3/25 at 100.00	N/R	1,092,980
	Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45
1,000	University of Cincinnati, Ohio, General Receipts Bonds, Green Bond Series 2014C,	12/24 at 100.00	AA–	1,132,960
	5.000%, 6/01/41
3,175	University of Cincinnati, Ohio, General Receipts Bonds, Series 2016C, 5.000%, 6/01/46	6/26 at 100.00	AA–	3,764,693
1,375	University of Kentucky, General Receipts Bonds, University of Kentucky Mixed-Use Parking	5/29 at 100.00	AA–	1,579,421
	Project, Series 2019A, 4.000%, 5/01/44
	Youngstown State University, Ohio, General Receipts Bonds, Refunding Series 2017:
1,555	5.000%, 12/15/29	12/26 at 100.00	A+	1,883,198
1,670	5.000%, 12/15/30	12/26 at 100.00	A+	2,013,436

NUO	Nuveen Ohio Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Youngstown State University, Ohio, General Receipts Bonds, Series 2021:
$ 1,025	4.000%, 12/15/30 – AGM Insured	No Opt. Call	AA	$ 1,287,093
1,000	4.000%, 12/15/32 – AGM Insured	6/31 at 100.00	AA	1,253,890
34,310	Total Education and Civic Organizations			39,434,601

	Health Care – 12.5% (8.3% of Total Investments)
3,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds,	5/23 at 100.00	AA–	3,225,750
	Children’s Hospital Medical Center, Improvement Series 2013, 5.000%, 11/15/38
	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated
	Group Project, Refunding & Improvement Series 2017:
2,250	5.000%, 12/01/37	12/27 at 100.00	A–	2,718,158
1,000	5.000%, 12/01/47	12/27 at 100.00	A–	1,204,790
2,945	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated	11/29 at 100.00	AA	3,479,930
	Group, Series 2019A, 4.000%, 11/15/43
1,660	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	1,900,351
	Series 2019A-2, 4.000%, 8/01/49
2,400	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center	6/23 at 100.00	Ba2	2,474,064
	Project, Series 2013, 5.000%, 6/15/43
1,730	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A,	12/27 at 100.00	AA–	2,120,098
	5.000%, 12/01/47
200	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2019A,	12/29 at 100.00	AA–	233,720
	4.000%, 12/01/49
300	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc,	10/21 at 100.00	A–	301,140
	Refunding Series 2008C, 6.000%, 8/15/43
6,105	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System	2/23 at 100.00	BB+	6,383,327
	Obligated Group Project, Series 2013, 5.000%, 2/15/44
4,500	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant	11/29 at 100.00	AA–	5,262,750
	Health Obligated Group, Series 2019A, 4.000%, 11/01/49
2,090	Ohio State, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group,	1/28 at 100.00	AA	2,617,704
	Refunding Series 2017A, 5.000%, 1/01/33
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2013A:
1,000	5.000%, 1/15/28	1/23 at 100.00	A	1,060,740
2,000	5.000%, 1/15/29	1/23 at 100.00	A	2,122,900
1,605	Ross County, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated	12/29 at 100.00	A–	1,990,649
	Group Project, Refunding & Improvement Series 2019, 5.000%, 12/01/44
555	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	639,133
	2019A-1, 4.000%, 8/01/44
	Wood County, Ohio, Hospital Facilities Revenue Bonds, Wood County Hospital Project,
	Refunding and Improvement Series 2012:
890	5.000%, 12/01/37	12/22 at 100.00	N/R	901,445
1,845	5.000%, 12/01/42	12/22 at 100.00	N/R	1,862,675
36,075	Total Health Care			40,499,324

	Housing/Multifamily – 1.9% (1.3% of Total Investments)
2,500	Columbus Metropolitan Housing Authority, Ohio, General Revenue Bonds, Series 2021,	8/31 at 100.00	A+	2,943,200
	4.000%, 8/01/36
60	Franklin County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds,	10/21 at 100.00	Aaa	60,238
	Agler Project, Series 2002A, 5.550%, 5/20/22 (AMT)
3,215	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower	10/21 at 100.00	Aa1	3,222,523
	Apartments Project, Series 2007, 5.250%, 9/20/47 (AMT)
5,775	Total Housing/Multifamily			6,225,961

	Industrials – 1.1% (0.7% of Total Investments)
3,495	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation	No Opt. Call	A3	3,555,638
	Inc, Series 1992, 6.450%, 12/15/21

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 17.9% (11.9% of Total Investments)
$ 2,500	Clark-Shawnee Local School District, Clark County, Ohio, General Obligation Bonds,	11/27 at 100.00	AA	$ 3,008,300
	School Facilities Construction & Improvement Series 2017, 5.000%, 11/01/54
1,050	Cleveland, Ohio, General Obligation Bonds, Various Purpose Series 2018, 5.000%, 12/01/43	6/28 at 100.00	AA+	1,283,793
	Columbus City School District, Franklin County, Ohio, General Obligation Bonds,
	Refunding Series 2006:
4,310	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AA	4,032,307
5,835	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	5,336,341
2,250	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2018A, 5.000%, 4/01/29	10/28 at 100.00	AAA	2,905,695
500	Cuyahoga County, Ohio, General Obligation Bonds, Refunding & Capital Improvement Series	6/30 at 100.00	AA	607,965
	2020A, 4.000%, 12/01/34
2,425	Cuyahoga Falls City School District, Summit County, Ohio, General Obligation Bonds,	6/28 at 100.00	AA	2,797,383
	School Improvement Series 2021, 4.000%, 12/01/51 – BAM Insured
	Dublin, Ohio, General Obligation Bonds, Limited Tax Various Purpose Series 2015:
900	5.000%, 12/01/32	12/25 at 100.00	Aaa	1,073,232
1,000	5.000%, 12/01/34	12/25 at 100.00	Aaa	1,190,150
	Gallia County Local School District, Gallia and Jackson Counties, Ohio, General
	Obligation Bonds, Refunding School Improvement Series 2014:
1,260	5.000%, 11/01/30	11/24 at 100.00	Aa2	1,439,411
1,540	5.000%, 11/01/31	11/24 at 100.00	Aa2	1,758,757
1,005	Grandview Heights City School District, Franklin County, Ohio, General Obligation Bonds,	6/29 at 100.00	AA+	1,251,326
	School Facilities Construction & Improvement Series 2019, 5.000%, 12/01/53
2,160	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series	No Opt. Call	Aa1	2,158,661
	2011, 0.000%, 12/01/21
	Lorain County, Ohio, General Obligation Bonds, Limited Tax Various Purpose Series 2020B:
345	4.000%, 12/01/29	12/25 at 100.00	Aa2	394,307
145	4.000%, 12/01/30	12/25 at 100.00	Aa2	165,094
240	4.000%, 12/01/40	12/25 at 100.00	Aa2	269,705
460	4.000%, 12/01/45	12/25 at 100.00	Aa2	513,595
4,500	Middletown City School District, Butler County, Ohio, General Obligation Bonds,	No Opt. Call	A2	6,011,460
	Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured
1,305	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series	No Opt. Call	Aa3	1,519,477
	2006, 5.500%, 12/01/24 – AMBAC Insured
	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2018V:
2,500	5.000%, 5/01/33	5/28 at 100.00	AAA	3,151,425
1,250	5.000%, 5/01/34	5/28 at 100.00	AAA	1,571,487
1,365	Ohio State, General Obligation Bonds, Infrastructure Improvement Series 2020C, 5.000%,	3/31 at 100.00	AA+	1,823,749
	3/01/37
4,000	Southwest Local School District, Hamilton and Butler Counties, Ohio, General Obligation	1/28 at 100.00	Aa2	4,529,720
	Bonds, School Improvement Series 2018A, 4.000%, 1/15/55
1,500	Springboro Community City School District, Warren County, Ohio, General Obligation	No Opt. Call	AA	2,059,380
	Bonds, Refunding Series 2007, 5.250%, 12/01/32
4,000	Sycamore Community School District, Hamilton County, Ohio, General Obligation Bonds,	6/29 at 100.00	AAA	4,735,520
	School Improvement Series 2020, 4.000%, 12/01/45
1,200	Toledo, Ohio, General Obligation Bonds, Limited Tax Capital Improvement Series 2020,	12/30 at 100.00	A2	1,418,424
	4.000%, 12/01/35
1,000	Upper Arlington City School District, Franklin County, Ohio, General Obligation Bonds,	12/27 at 100.00	AAA	1,203,450
	School Facilities & Improvement Series 2018A, 5.000%, 12/01/48
50,545	Total Tax Obligation/General			58,210,114

	Tax Obligation/Limited – 24.6% (16.4% of Total Investments)
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate
	Lien Series 2017B-2:
1,250	5.000%, 10/01/31	4/28 at 100.00	AA	1,578,200
1,000	5.000%, 10/01/32	4/28 at 100.00	AA	1,259,370

NUO	Nuveen Ohio Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Cleveland, Ohio, Income Tax Revenue Bonds, Subordinate Lien Improvement and Refunding
	Series 2017A-2:
$ 435	5.000%, 10/01/30	10/27 at 100.00	AA	$ 542,536
700	5.000%, 10/01/33	10/27 at 100.00	AA	868,329
500	Columbus-Franklin County Finance Authority, Ohio, Tax Increment Financing Revenue Bonds,	6/29 at 100.00	N/R	556,940
	Bridge Park D Block Project, Series 2019A-1, 5.000%, 12/01/51
950	Columbus-Franklin County Finance Authority, Ohio, Tax Increment Financing Revenue Bonds,	No Opt. Call	N/R	1,035,225
	Easton Project, Series 2020, 5.000%, 6/01/28, 144A
1,920	Dublin, Ohio, Special Obligation Non-Tax Revenue Bonds, Series 2015A, 5.000%, 12/01/44	12/25 at 100.00	Aa1	2,237,472
2,500	Franklin County Convention Facilities Authority, Ohio, Lease Appropriation Bonds,	12/29 at 100.00	AA	3,100,725
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/46
	Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018:
2,120	5.000%, 6/01/36	6/28 at 100.00	AAA	2,651,844
1,155	5.000%, 6/01/37	6/28 at 100.00	AAA	1,441,325
6,500	5.000%, 6/01/43	6/28 at 100.00	AAA	8,017,620
5,535	5.000%, 6/01/48	6/28 at 100.00	AAA	6,826,315
1,220	Great Oaks Career Campuses Board of Education, Brown, Butler, Clermont, Clinton,	12/29 at 100.00	Aa1	1,459,071
	Fayette, Greene, Hamilton, Highland, Madison, Pickaway, Ross and Warren, Ohio, Certificates
	of Participation, School, 4.000%, 12/01/37
5,565	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 –	No Opt. Call	AA	5,078,396
	AGM Insured
5,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 12/01/31	12/21 at 100.00	A1	5,052,900
6,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/29 at 100.00	Aa2	7,041,600
	2019-I, 4.000%, 10/15/49
1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds,	10/22 at 100.00	Aa3	1,051,200
	Series 2012C, 5.000%, 10/01/24
2,000	Ohio State, Capital Facilities Lease Appropriation Bonds, Juvenile Correctional Building	4/29 at 100.00	AA	2,537,800
	Fund Projects, Series 2019A, 5.000%, 4/01/37
955	Ohio State, Major New State Infrastructure Project Revenue Bonds, Series 2021-1A,	No Opt. Call	AA	1,344,678
	5.000%, 12/15/32
1,250	Pickaway County, Ohio, Sales Tax Specia Obligation Bonds, Series 2019, 5.000%, 12/01/48	12/28 at 100.00	AA	1,562,188
1,845	Pinnacle Community Infrastructure Financing Authority, Grove City, Ohio, Community	12/25 at 100.00	AA	2,083,208
	Facilities Bonds, Series 2015A, 4.250%, 12/01/36 – AGM Insured
520	Port of Greater Cincinnati Development Authority, Ohio, Public Improvement TOT Revenue	12/28 at 100.00	N/R	534,009
	Bonds, Series 2021, 4.250%, 12/01/50, 144A
400	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Development	12/28 at 100.00	N/R	437,304
	TIF Revenue Bonds, RBM Development – Phase 2B Project, Series 2018A, 6.000%, 12/01/50
1,000	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment	11/30 at 100.00	N/R	1,035,210
	Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood,
	Senior Lien Series 2019A, 5.000%, 11/01/51
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
6,450	4.500%, 7/01/34	7/25 at 100.00	N/R	7,141,053
3,580	4.550%, 7/01/40	7/28 at 100.00	N/R	4,119,578
1,780	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	2,048,282
	Cofina Project Series 2019A-2A, 4.550%, 7/01/40
	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Payable from City of
	Columbus, Ohio Annual Rental Appropriations, Refunding Series 2012A:
1,645	5.000%, 12/01/23	12/22 at 100.00	AA+	1,743,996
1,200	5.000%, 12/01/24	12/22 at 100.00	AA+	1,271,592
1,000	United Local School District, Columbiana County, Certificates of Participation, School	12/30 at 100.00	AA	1,192,140
	Facilities Project, Series 2021, 4.000%, 12/01/38 – BAM Insured
2,450	Westerville City School District, Franklin and Delaware Counties, Ohio, Certificates of	12/27 at 100.00	Aa2	2,971,580
	Participation, School Facilities Project, Series 2018, 5.000%, 12/01/39
69,425	Total Tax Obligation/Limited			79,821,686

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 17.5% (11.6% of Total Investments)
	Dayton, Ohio, Airport Revenue Bonds, James M Cox International Airport, Series 2015B:
$ 860	5.000%, 12/01/33 – AGM Insured	12/23 at 100.00	AA	$ 946,817
500	5.000%, 12/01/34 – AGM Insured	12/23 at 100.00	AA	550,475
6,835	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A,	1/29 at 100.00	A+	7,957,307
	4.000%, 1/01/44
750	Ohio Higher Educational Facility Commission, Senior Hospital Parking Revenue Bonds,	1/30 at 100.00	A3	921,915
	University Circle Incorporated 2020 Project, Series 2020, 5.000%, 1/15/50
	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth
	Bypass Project, Series 2015:
2,500	5.000%, 12/31/35 – AGM Insured (AMT)	6/25 at 100.00	AA	2,854,875
3,000	5.000%, 12/31/39 – AGM Insured (AMT)	6/25 at 100.00	AA	3,406,530
4,250	5.000%, 6/30/53 (AMT)	6/25 at 100.00	A3	4,771,772
	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission
	Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-2:
5,000	0.000%, 2/15/37	No Opt. Call	Aa3	3,632,650
11,260	0.000%, 2/15/38	No Opt. Call	Aa3	7,944,380
5,000	0.000%, 2/15/40	No Opt. Call	Aa3	3,330,050
2,050	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission	2/23 at 100.00	Aa3	2,194,669
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1, 5.250%, 2/15/39
15,000	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission,	2/28 at 100.00	Aa3	18,119,550
	Infrastructure Projects, Junior Lien Series 2018A, 5.000%, 2/15/46 (UB) (4)
57,005	Total Transportation			56,630,990

	U.S. Guaranteed – 40.4% (26.8% of Total Investments) (5)
8,150	Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A, 5.000%, 12/01/37	12/21 at 100.00	AAA	8,248,859
	(Pre-refunded 12/01/21)
8,000	Cincinnati, Ohio, Water System Revenue Bonds, Series 2016A, 5.000%, 12/01/46	12/26 at 100.00	AAA	9,880,720
	(Pre-refunded 12/01/26)
	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
2,150	5.000%, 1/01/30 (Pre-refunded 1/01/22)	1/22 at 100.00	A2	2,184,873
1,500	5.000%, 1/01/31 (Pre-refunded 1/01/22) – AGM Insured	1/22 at 100.00	AA	1,524,330
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate
	Lien Series 2013A-2:
1,315	5.000%, 10/01/27 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,447,434
1,520	5.000%, 10/01/30 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,673,079
1,600	5.000%, 10/01/31 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,761,136
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate
	Lien Series 2015A-2:
2,705	5.000%, 10/01/37 (Pre-refunded 10/01/23)	10/23 at 100.00	N/R	2,965,492
8,045	5.000%, 10/01/37 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+	8,855,212
3,000	Cleveland, Ohio, Income Tax Revenue Bonds, Public Facilities Improvements, Series	11/23 at 100.00	AA	3,319,830
	2014A-1, 5.000%, 11/15/38 (Pre-refunded 11/15/23)
2,035	Cleveland, Ohio, Water Revenue Bonds, Senior Lien Series 2012X, 5.000%, 1/01/42	1/22 at 100.00	AA+	2,068,008
	(Pre-refunded 1/01/22)
1,140	Columbia Local School District, Lorain County, Ohio, General Obligation Bonds, School	11/21 at 100.00	Aa3	1,149,166
	Facilities Improvement Series 2011, 5.000%, 11/01/39 (Pre-refunded 11/01/21) – AGM Insured
	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Refunding Various Purpose Series 2014:
1,415	5.000%, 12/01/33 (Pre-refunded 12/01/24)	12/24 at 100.00	AAA	1,635,216
1,000	5.000%, 12/01/34 (Pre-refunded 12/01/24)	12/24 at 100.00	AAA	1,155,630
945	5.000%, 12/01/35 (Pre-refunded 12/01/24)	12/24 at 100.00	AAA	1,092,070
10,350	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue	12/24 at 100.00	Aa1	11,960,770
	Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014, 5.000%,
	12/01/35 (Pre-refunded 12/01/24)
1,730	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/31	12/23 at 100.00	AAA	1,918,155
	(Pre-refunded 12/01/23)

NUO	Nuveen Ohio Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 250	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A,	11/21 at 100.00	Aa2	$ 252,488
	5.000%, 11/15/41 (Pre-refunded 11/15/21)
4,480	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option	11/21 at 100.00	Aa2	4,569,152
	Bond Trust 2016-XL0004, 9.324%, 11/15/41 (Pre-refunded 11/15/21), 144A (IF) (4)
	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital
	Improvement Bonds, Refunding Series 2012:
760	5.250%, 12/01/30 (Pre-refunded 12/01/21)	12/21 at 100.00	AAA	769,690
600	5.000%, 12/01/31 (Pre-refunded 12/01/21)	12/21 at 100.00	AAA	607,278
1,000	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital	12/25 at 100.00	AAA	1,197,260
	Improvement Bonds, Refunding Series 2015, 5.000%, 12/01/34 (Pre-refunded 12/01/25)
	Greenville City School District, Drake County, Ohio, General Obligation Bonds, School
	Improvement Series 2013:
555	5.250%, 1/01/38 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	564,457
1,355	5.250%, 1/01/41 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	1,378,089
20,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien	1/23 at 100.00	AA+	22,042,395
	Series 2013A, 5.000%, 1/01/38 (Pre-refunded 1/01/23)
3,965	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	BBB	4,012,302
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
725	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities	6/22 at 100.00	Aa3	751,521
	Construction & Improvement Series 2012, 5.000%, 12/01/36 (Pre-refunded 6/01/22)
	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding
	& Improvement Series 2014:
2,950	5.000%, 11/15/39 (Pre-refunded 11/15/24)	11/24 at 100.00	AA+	3,402,855
1,400	5.000%, 11/15/44 (Pre-refunded 11/15/24)	11/24 at 100.00	AA+	1,614,914
2,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series	5/23 at 100.00	AA+	2,165,240
	2013, 5.000%, 11/15/38 (Pre-refunded 5/15/23)
1,100	Ohio Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic	1/22 at 100.00	Aa2	1,117,842
	Health System Obligated Group, Series 2012A, 5.000%, 1/01/38 (Pre-refunded 1/01/22)
10,915	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission	2/23 at 100.00	Aa3	11,677,958
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1, 5.000%, 2/15/48
	(Pre-refunded 2/15/23)
1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39	12/22 at 100.00	Aa3	1,060,920
	(Pre-refunded 12/01/22)
5,000	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban	6/22 at 100.00	Aa3	5,182,900
	Redevelopment, Series 2012, 5.000%, 6/01/42 (Pre-refunded 6/01/22)
	Wood County, Ohio, Hospital Facilities Revenue Bonds, Wood County Hospital Project,
	Refunding and Improvement Series 2012:
1,780	5.000%, 12/01/37 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R	1,884,984
3,665	5.000%, 12/01/42 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R	3,881,162
120,800	Total U.S. Guaranteed			130,973,387

	Utilities – 15.8% (10.5% of Total Investments)
1,500	American Municipal Power Ohio Inc, Prairie State Energy Campus Project Revenue Bonds,	2/24 at 100.00	A1	1,647,675
	Series 2015A, 5.000%, 2/15/42
1,430	American Municipal Power, Inc, Ohio, Greenup Hydroelectric Project Revenue Bonds,	2/26 at 100.00	A1	1,683,482
	Refunding Series 2016A, 5.000%, 2/15/41
1,660	American Municipal Power, Inc, Ohio, Solar Electricity Prepayment Project Revenue Bonds,	2/29 at 100.00	A	2,042,514
	Green Bonds Series 2019A, 5.000%, 2/15/44
1,815	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-1, 0.000%, 11/15/33 –	No Opt. Call	A–	1,439,331
	NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2:
$ 2,000	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	A–	$ 1,815,040
6,895	0.000%, 11/15/32 – NPFG Insured	No Opt. Call	A–	5,626,251
2,155	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A–	1,665,599
3,380	Fort Myers, Florida, Utility System Revenue Bonds, Refunding Series 2019A,	10/28 at 100.00	Aa3	3,914,716
	4.000%, 10/01/44
1,000	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of	12/30 at 100.00	AA+	1,326,580
	Greater Cincinnati, Refunding Series 2020A, 5.000%, 12/01/35
2,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	2,500
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)
950	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville	No Opt. Call	A1	850,487
	Hydroelectric Project – Joint Venture 5, Series 2001, 0.000%, 2/15/29 – NPFG Insured
3,225	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2019,	12/29 at 100.00	AAA	4,142,029
	5.000%, 6/01/44
4,500	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds,	6/30 at 100.00	AAA	5,755,815
	Series 2020A, 5.000%, 12/01/50
2,290	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/25 at 100.00	AA+	2,520,649
	Participation, Missouri Project Series 2019, 4.000%, 12/01/41
	Toledo, Ohio, Sewerage System Revenue Bonds, Refunding Series 2013:
820	5.000%, 11/15/25	11/23 at 100.00	Aa3	904,255
605	5.000%, 11/15/26	11/23 at 100.00	Aa3	667,587
1,075	5.000%, 11/15/27	11/23 at 100.00	Aa3	1,183,446
695	5.000%, 11/15/28	11/23 at 100.00	Aa3	765,112
10,000	Toledo, Ohio, Water System Revenue Bonds, Refunding & Improvement Series 2016, 5.000%,	11/26 at 100.00	AA–	11,962,700
	11/15/41 (UB) (4)
1,000	Warm Springs Reservation Confederated Tribes, Oregon, Hydroelectric Revenue Bonds,	5/29 at 100.00	A3	1,213,290
	Tribal Economic Development Bond Pelton Round Butte Project, Taxable Refunding Green Series
	2019B, 5.000%, 11/01/39, 144A
48,995	Total Utilities			51,129,058
$ 460,290	Total Municipal Bonds (cost $440,764,530)			$ 485,345,449

NUO	Nuveen Ohio Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Shares	Description (1)	Value
	COMMON STOCKS – 0.8% (0.5% of Total Investments)
	Electric Utilities – 0.8% (0.5% of Total Investments)
64,677	Energy Harbor Corp (7), (8), (9)	$ 2,446,925
	Total Common Stocks (cost $1,843,715)	2,446,925
	Total Long-Term Investments (cost $442,608,245)	487,792,374
	Floating Rate Obligations – (6.2)%	(20,000,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (45.6)% (10)	(147,784,120)
	Other Assets Less Liabilities – 1.3%	4,167,638
	Net Asset Applicable to Common Shares – 100%	$ 324,175,892

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Common Stock received as part of the bankruptcy settlements during February 2020 for Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2.
(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(10)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 30.3%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.

See accompanying notes to financial statements.

NXJ	Nuveen New Jersey Quality Municipal Income Fund Portfolio of Investments August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 148.6% (100.0% of Total Investments)

	MUNICIPAL BONDS – 148.6% (100.0% of Total Investments)

	Consumer Discretionary – 0.4% (0.3% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich
	Center Hotel/Conference Center Project, Series 2005A:
$ 2,460	5.000%, 1/01/32 (4)	10/21 at 100.00	Caa3	$ 1,749,011
1,485	5.125%, 1/01/37 (4)	9/21 at 100.00	Caa3	992,010
3,945	Total Consumer Discretionary			2,741,021

	Consumer Staples – 5.0% (3.4% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
8,850	4.000%, 6/01/37	6/28 at 100.00	A–	10,335,207
1,365	5.000%, 6/01/46	6/28 at 100.00	BBB+	1,640,348
11,680	5.250%, 6/01/46	6/28 at 100.00	BBB+	14,303,912
7,430	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	8,835,087
	Bonds, Series 2018B, 5.000%, 6/01/46
29,325	Total Consumer Staples			35,114,554

	Education and Civic Organizations – 18.3% (12.3% of Total Investments)
1,250	Atlantic County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds,	7/31 at 100.00	AA	1,478,475
	Stockton University Atlantic City Campus Phase II, Series 2021A, 4.000%, 7/01/47 – AGM Insured
1,760	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds, Rowan University	12/23 at 100.00	A	1,919,104
	School of Osteopathic Medicine Project, Refunding Series 2013A, 5.000%, 12/01/32
	Essex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds,
	Institute of Technology CHF-Newark, LLC-NJIT Student Housing Project, Series 2021A:
1,400	4.000%, 8/01/51 – BAM Insured	8/31 at 100.00	AA	1,664,432
2,600	4.000%, 8/01/56 – BAM Insured	8/31 at 100.00	AA	3,078,218
1,000	New Jersey Economic Development Authority, Charter School Revenue Bonds, Foundation	1/28 at 100.00	BBB–	1,158,670
	Academy Charter School, Series 2018A, 5.000%, 7/01/50
175	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck	9/27 at 100.00	BB	196,497
	Community Charter School, Series 2017A, 5.125%, 9/01/52, 144A
2,025	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc, Refunding	No Opt. Call	A	2,347,562
	Series 2015, 5.000%, 3/01/25
	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc, Refunding
	Series 2017:
500	5.000%, 6/01/32	12/27 at 100.00	A	618,330
820	3.000%, 6/01/32	12/27 at 100.00	A	894,464
1,100	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding	7/25 at 100.00	AA	1,206,469
	Series 2015H, 4.000%, 7/01/39 – AGM Insured
5,950	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University,	7/24 at 100.00	A+	6,613,306
	Series 2014A, 5.000%, 7/01/44
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University,
	Series 2015D:
2,395	5.000%, 7/01/31	7/25 at 100.00	A+	2,775,661
1,600	5.000%, 7/01/33	7/25 at 100.00	A+	1,850,208
1,000	5.000%, 7/01/34	7/25 at 100.00	A+	1,154,500
7,280	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University,	No Opt. Call	AAA	9,769,614
	Refunding Series 2021C, 5.000%, 3/01/30
4,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender	7/24 at 100.00	AAA	5,474,040
	Option Bond Trust 2015-XF0149, 13.727%, 7/01/44, 144A (IF) (5)

NXJ	Nuveen New Jersey Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Refunding
	Series 2012B:
$ 550	5.000%, 7/01/37	7/22 at 100.00	A	$ 569,272
1,050	5.000%, 7/01/42	7/22 at 100.00	A	1,086,708
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2017F:
330	3.750%, 7/01/37	7/27 at 100.00	BB+	348,203
3,830	4.000%, 7/01/42	7/27 at 100.00	BB+	4,071,290
4,205	5.000%, 7/01/47	7/27 at 100.00	BB+	4,728,186
1,200	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/25 at 100.00	BBB+	1,345,956
	Refunding Series 2015C, 5.000%, 7/01/35
775	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/27 at 100.00	BBB+	824,778
	Refunding Series 2017D, 3.500%, 7/01/44
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D:
685	5.000%, 7/01/38	7/23 at 100.00	BBB+	726,559
1,935	5.000%, 7/01/43	7/23 at 100.00	BBB+	2,049,726
1,970	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/26 at 100.00	BBB+	2,026,716
	Series 2016C, 3.000%, 7/01/46
860	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of	7/30 at 100.00	BBB+	989,378
	Technology Issue, Green Series 2020A, 4.000%, 7/01/50
	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of
	Technology, Series 2017A:
1,060	5.000%, 7/01/37	7/27 at 100.00	BBB+	1,263,870
2,500	5.000%, 7/01/42	7/27 at 100.00	BBB+	2,953,325
3,160	5.000%, 7/01/47	7/27 at 100.00	BBB+	3,708,102
1,050	4.000%, 7/01/47	7/27 at 100.00	BBB+	1,165,143
975	New Jersey Educational Facilities Authority, Revenue Bonds, The College of Saint	7/26 at 100.00	BB	1,062,955
	Elizabeth, Series 2016D, 5.000%, 7/01/46
4,560	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University,	7/25 at 100.00	A3	5,202,185
	Series 2015C, 5.000%, 7/01/40
	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University,
	Series 2017B:
2,000	5.000%, 7/01/42 – AGM Insured	7/27 at 100.00	AA	2,408,220
2,420	5.000%, 7/01/47 – AGM Insured	7/27 at 100.00	AA	2,903,443
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender
	Option Bond Trust 2015-XF0151:
356	11.816%, 12/01/23 (AMT), 144A (IF)	12/22 at 100.00	Aaa	399,496
320	12.005%, 12/01/24 (AMT), 144A (IF)	12/22 at 100.00	Aaa	357,683
215	12.457%, 12/01/25 (AMT), 144A (IF)	12/22 at 100.00	Aaa	240,652
65	12.411%, 12/01/26 (AMT), 144A (IF)	12/22 at 100.00	Aaa	72,495
965	13.803%, 12/01/27 (AMT), 144A (IF)	12/23 at 100.00	Aaa	1,184,354
1,165	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	12/29 at 100.00	AA	1,204,785
	Refunding Senior Series 2021B, 2.500%, 12/01/40 (AMT)
	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,
	Refunding Series 2018A:
2,395	3.750%, 12/01/30 (AMT)	6/28 at 100.00	Aaa	2,589,259
2,450	4.000%, 12/01/32 (AMT)	6/28 at 100.00	Aaa	2,621,231
1,915	4.000%, 12/01/33 (AMT)	6/28 at 100.00	Aaa	2,048,839
2,045	4.000%, 12/01/35 (AMT)	6/28 at 100.00	Aaa	2,187,925
1,230	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	12/29 at 100.00	BBB	1,256,113
	Refunding Subordinate Series 2021C, 3.250%, 12/01/51 (AMT)
	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,
	Senior Lien Series 2016-1A:
3,695	3.500%, 12/01/32 (AMT)	12/25 at 100.00	Aaa	3,860,758
855	4.000%, 12/01/39 (AMT)	12/25 at 100.00	Aaa	911,481
2,030	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	6/28 at 100.00	Aa1	2,171,836
	Senior Series 2019B, 3.250%, 12/01/39 (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 765	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	12/28 at 100.00	Aa1	$ 818,091
	Senior Series 2020B, 3.500%, 12/01/39 (AMT)
560	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	12/21 at 100.00	Aaa	566,978
	Series 2011-1, 5.750%, 12/01/27 (AMT)
	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,
	Series 2012-1A:
1,310	4.250%, 12/01/25 (AMT)	12/22 at 100.00	Aaa	1,364,837
430	4.375%, 12/01/26 (AMT)	12/22 at 100.00	Aaa	447,514
500	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	12/22 at 100.00	Aaa	527,125
	Series 2012-1B, 5.750%, 12/01/39 (AMT)
	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,
	Series 2013-1A:
114	3.500%, 12/01/23 (AMT)	12/22 at 100.00	Aaa	117,526
380	3.750%, 12/01/26 (AMT)	12/22 at 100.00	Aaa	391,392
	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,
	Series 2015-1A:
2,990	4.000%, 12/01/28 (AMT)	12/24 at 100.00	Aaa	3,162,852
1,655	4.000%, 12/01/30 (AMT)	12/24 at 100.00	Aaa	1,750,676
7,070	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	12/26 at 100.00	Aaa	7,681,060
	Subordinate Series 2017-C, 4.250%, 12/01/47 (AMT)
4,795	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	6/28 at 100.00	A2	4,974,141
	Subordinate Series 2019C, 3.625%, 12/01/49 (AMT)
2,315	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A,	7/25 at 100.00	A1	2,662,204
	5.000%, 7/01/45
112,555	Total Education and Civic Organizations			127,204,868

	Financials – 0.4% (0.3% of Total Investments)
	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road
	Landfill Project, Series 2002:
1,365	5.750%, 10/01/21	No Opt. Call	Ba2	1,367,744
1,500	6.500%, 4/01/28	No Opt. Call	Ba2	1,653,660
2,865	Total Financials			3,021,404

	Health Care – 20.7% (13.9% of Total Investments)
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue
	Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
175	5.000%, 2/15/25	2/24 at 100.00	BBB+	194,112
220	5.000%, 2/15/26	2/24 at 100.00	BBB+	243,549
1,320	5.000%, 2/15/27	2/24 at 100.00	BBB+	1,458,824
1,385	5.000%, 2/15/28	2/24 at 100.00	BBB+	1,529,788
1,385	5.000%, 2/15/29	2/24 at 100.00	BBB+	1,527,420
2,500	5.000%, 2/15/32	2/24 at 100.00	BBB+	2,744,225
3,040	5.000%, 2/15/33	2/24 at 100.00	BBB+	3,333,482
1,000	5.000%, 2/15/34	2/24 at 100.00	BBB+	1,095,360
1,950	5.000%, 2/15/35	2/24 at 100.00	BBB+	2,134,177
6,100	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue	2/23 at 100.00	BBB+	6,494,121
	Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42
225	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital	10/21 at 100.00	AA–	225,884
	Corporation, Series 2008A, 5.000%, 7/01/27
	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint
	Peters University Hospital, Refunding Series 2011:
2,000	6.000%, 7/01/26	9/21 at 100.00	BB+	2,006,560
3,425	6.250%, 7/01/35	10/21 at 100.00	BB+	3,436,371
3,550	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	9/21 at 100.00	BB+	3,561,821
	Peters University Hospital, Series 2007, 5.750%, 7/01/37

NXJ	Nuveen New Jersey Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 2,525	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital	1/27 at 100.00	AA–	$ 2,829,212
	Corporation, Refunding Series 2016, 4.000%, 7/01/41
11,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health,	7/24 at 100.00	AA–	12,405,140
	Refunding Series 2014A, 5.000%, 7/01/44
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack
	Meridian Health Obligated Group, Refunding Series 2017A:
700	5.000%, 7/01/28	7/27 at 100.00	AA–	869,015
4,140	5.000%, 7/01/57	7/27 at 100.00	AA–	5,007,578
1,310	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical	7/24 at 100.00	A+	1,366,658
	Center, Refunding Series 2014A, 4.000%, 7/01/45
12,010	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health	7/27 at 100.00	AA–	14,543,870
	Obligated Group Issue, Series 2017A, 5.000%, 7/01/42 (UB) (5)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health
	System Obligated Group, Refunding Series 2011:
3,000	5.000%, 7/01/25	7/22 at 100.00	AA–	3,117,180
3,000	5.000%, 7/01/26	7/22 at 100.00	AA–	3,116,400
2,500	5.000%, 7/01/27	7/22 at 100.00	AA–	2,596,375
1,450	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health	7/23 at 100.00	AA–	1,547,339
	System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton
	HealthCare System, Series 2016A:
830	5.000%, 7/01/32	7/26 at 100.00	AA	1,004,466
1,055	5.000%, 7/01/33	7/26 at 100.00	AA	1,275,084
1,370	5.000%, 7/01/34	7/26 at 100.00	AA	1,653,617
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood
	Johnson University Hospital Issue, Series 2014A:
4,235	5.000%, 7/01/39	7/24 at 100.00	AA–	4,782,374
5,955	5.000%, 7/01/43	7/24 at 100.00	AA–	6,719,324
3,945	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood	7/23 at 100.00	AA–	4,301,865
	Johnson University Hospital, Series 2013A, 5.500%, 7/01/43
4,320	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/26 at 100.00	AA–	5,150,693
	Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s
	Healthcare System Obligated Group Issue, Refunding Series 2016:
1,600	3.000%, 7/01/32	7/26 at 100.00	BBB–	1,696,304
1,135	4.000%, 7/01/34	7/26 at 100.00	BBB–	1,267,386
1,600	5.000%, 7/01/35	7/26 at 100.00	BBB–	1,885,680
2,700	5.000%, 7/01/36	7/26 at 100.00	BBB–	3,178,980
3,095	5.000%, 7/01/41	7/26 at 100.00	BBB–	3,626,164
5,600	4.000%, 7/01/48	7/26 at 100.00	BBB–	6,162,520
2,345	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s	8/23 at 100.00	A–	2,465,814
	Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University
	Hospital Issue, Refunding Series 2015A:
5,055	4.125%, 7/01/38 – AGM Insured	7/25 at 100.00	AA	5,522,284
3,910	5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	4,504,281
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health
	System Obligated Group, Series 2019:
2,055	4.000%, 7/01/44	7/29 at 100.00	A+	2,384,519
8,245	3.000%, 7/01/49	7/29 at 100.00	A+	8,801,702
128,960	Total Health Care			143,767,518

	Housing/Multifamily – 3.9% (2.6% of Total Investments)
1,845	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Kean	1/27 at 100.00	B	1,976,161
	Properties LLC – Kean University Student Housing Project, Series 2017A, 5.000%, 7/01/47
1,900	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan	1/25 at 100.00	Ba3	2,002,828
	Properties LLC – Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 6,575	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC – New	7/25 at 100.00	BB–	$ 6,976,206
	Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47
	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds,
	Series 2013-2:
2,165	4.350%, 11/01/33 (AMT)	11/22 at 100.00	AA	2,225,274
1,235	4.600%, 11/01/38 (AMT)	11/22 at 100.00	AA	1,269,395
1,235	4.750%, 11/01/46 (AMT)	11/22 at 100.00	AA	1,267,999
4,320	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A,	11/24 at 100.00	AA–	4,542,869
	4.000%, 11/01/45
	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2017D:
1,125	3.900%, 11/01/32 (AMT)	5/26 at 100.00	AA–	1,227,487
1,750	4.250%, 11/01/37 (AMT)	5/26 at 100.00	AA–	1,913,170
	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2020A:
1,150	2.300%, 11/01/40	11/29 at 100.00	AA–	1,161,558
500	2.450%, 11/01/45	11/29 at 100.00	AA–	506,330
1,000	2.550%, 11/01/50	11/29 at 100.00	AA–	1,013,090
1,000	2.625%, 11/01/56	11/29 at 100.00	AA–	1,012,820
25,800	Total Housing/Multifamily			27,095,187

	Housing/Single Family – 9.1% (6.1% of Total Investments)
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,
	Series 2018A:
6,055	3.600%, 4/01/33	10/27 at 100.00	AA	6,632,163
3,760	3.750%, 10/01/35	10/27 at 100.00	AA	4,152,431
3,240	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,	10/27 at 100.00	AA	3,537,497
	Series 2018B, 3.800%, 10/01/32 (AMT)
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,
	Series 2019C:
5,105	3.500%, 10/01/34 (UB) (5)	4/28 at 100.00	AA	5,569,045
5,100	3.850%, 10/01/39 (UB) (5)	4/28 at 100.00	AA	5,584,755
3,475	3.950%, 10/01/44 (UB) (5)	4/28 at 100.00	AA	3,790,947
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,
	Series 2020E:
5,745	2.050%, 10/01/35	4/29 at 100.00	AA	5,857,487
7,450	2.250%, 10/01/40	4/29 at 100.00	AA	7,604,140
3,830	2.400%, 10/01/45	4/29 at 100.00	AA	3,904,953
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,
	Series 2021H:
5,995	1.900%, 10/01/36	4/30 at 100.00	AA	5,911,190
4,735	2.150%, 10/01/41	4/30 at 100.00	AA	4,635,802
6,255	2.400%, 4/01/52	4/30 at 100.00	AA	6,055,966
60,745	Total Housing/Single Family			63,236,376

	Long-Term Care – 1.8% (1.2% of Total Investments)
1,110	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project,	1/24 at 100.00	N/R	1,143,311
	Series 2014, 5.250%, 1/01/44
5,000	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New	7/23 at 100.00	BB+	5,249,650
	Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34
1,410	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New	7/24 at 100.00	BB+	1,530,259
	Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29
2,755	New Jersey Economic Development Authority, Revenue Bonds, White Horse HMT Urban Renewal	1/28 at 102.00	N/R	2,837,292
	LLC Project, Series 2020, 5.000%, 1/01/40, 144A
1,450	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Village Drive	10/26 at 102.00	N/R	1,449,898
	Healthcare Urban Renewal LLC, Series 2018, 5.750%, 10/01/38, 144A
11,725	Total Long-Term Care			12,210,410

NXJ	Nuveen New Jersey Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 11.2% (7.5% of Total Investments)
$ 440	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue	1/28 at 100.00	AA	$ 487,604
	Bonds, Technical High School Project, Series 2018, 3.125%, 1/15/32 – BAM Insured
2,920	Cumberland County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds,	10/28 at 100.00	AA	3,344,072
	County Correctional Facility Project, Series 2018, 4.000%, 10/01/43 – BAM Insured
	Cumberland County, New Jersey, General Obligation Bonds, Series 2021:
1,470	2.000%, 5/15/30	5/28 at 100.00	AA–	1,525,581
1,475	2.000%, 5/15/31	5/28 at 100.00	AA–	1,514,028
4,150	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds,	No Opt. Call	Aaa	4,425,809
	Refunding Series 2007, 5.250%, 12/15/22 – AMBAC Insured
680	Hamilton Township, Mercer County Board of Education, New Jersey, General Obligation	12/27 at 100.00	AA	731,993
	Bonds, Series 2017, 3.250%, 12/15/38
	Harrison, New Jersey, General Obligation Bonds, Parking Utility Series 2018:
1,340	3.125%, 3/01/31 – BAM Insured	3/28 at 100.00	AA	1,474,389
1,110	3.250%, 3/01/32 – BAM Insured	3/28 at 100.00	AA	1,226,050
1,255	3.500%, 3/01/36 – BAM Insured	3/28 at 100.00	AA	1,391,130
	Hudson County Improvement Authority, New Jersey, County Guaranteed Governmental Loan
	Revenue Bonds, Guttenberg General Obligation Bond Project, Series 2018:
375	3.250%, 8/01/34	8/25 at 100.00	AA	406,369
1,040	5.000%, 8/01/42	8/25 at 100.00	AA	1,202,573
2,000	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds,	10/30 at 100.00	AA	2,366,980
	Hudson County Courthouse Project, Series 2020, 4.000%, 10/01/51
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds,
	Hudson County Vocational Technical Schools Project, Series 2016:
10,310	5.000%, 5/01/46	5/26 at 100.00	AA	12,152,912
3,700	5.250%, 5/01/51	5/26 at 100.00	AA	4,407,070
	Jersey City, New Jersey, General Obligation Bonds, Refunding General Improvement Series 2017A:
1,000	5.000%, 11/01/29	11/27 at 100.00	AA–	1,250,830
515	5.000%, 11/01/31	11/27 at 100.00	AA–	639,311
440	5.000%, 11/01/33	11/27 at 100.00	AA–	544,130
1,100	Linden, New Jersey, General Obligation Bonds, Refunding Series 2011, 4.000%, 5/01/23	10/21 at 100.00	AA–	1,103,344
	Monmouth County Improvement Authority, New Jersey, Governmental Pooled Loan Revenue
	Bonds, Series 2021A:
2,140	3.000%, 3/01/32	3/31 at 100.00	AAA	2,496,888
2,125	3.000%, 3/01/33	3/31 at 100.00	AAA	2,455,629
1,000	3.000%, 3/01/36	3/31 at 100.00	AAA	1,142,030
760	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding	1/24 at 100.00	AAA	839,830
	Parking Utility Series 2014A, 5.000%, 1/01/37
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking
	Revenue Bonds, Refunding Series 2012:
465	5.000%, 9/01/28	9/22 at 100.00	A+	485,748
610	5.000%, 9/01/29	9/22 at 100.00	A+	637,151
300	5.000%, 9/01/31	9/22 at 100.00	A+	313,293
250	3.625%, 9/01/34	9/22 at 100.00	A+	255,073
2,190	New Brunswick, New Jersey, General Obligation Bonds, Cultural Center Project, Series	9/27 at 100.00	AA	2,485,124
	2017, 4.000%, 9/15/44 – AGM Insured
	New Jersey State, General Obligation Bonds, Covid-19 Emergency Series 2020A:
3,000	3.000%, 6/01/32	No Opt. Call	A3	3,434,520
3,045	4.000%, 6/01/32	No Opt. Call	A3	3,841,694
3,090	New Jersey State, General Obligation Bonds, Various Purpose Series 2020, 2.250%, 6/01/35	12/27 at 100.00	A3	3,119,911
	Newark Board of Education, Essex County, New Jersey, General Obligation Bonds, School
	Energy Savings Series 2021:
750	3.000%, 7/15/38 – BAM Insured	7/31 at 100.00	AA	816,772
755	3.000%, 7/15/39 – BAM Insured	7/31 at 100.00	AA	819,787
1,000	3.000%, 7/15/40 – BAM Insured	7/31 at 100.00	AA	1,082,170

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	South Orange Village Township, New Jersey, General Obligation Bonds, Refunding Series 2020:
$ 500	4.000%, 1/15/23	No Opt. Call	AA–	$ 526,030
400	4.000%, 1/15/25	No Opt. Call	AA–	448,232
500	4.000%, 1/15/26	No Opt. Call	AA–	574,675
5,165	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue	12/21 at 100.00	AA+	5,229,149
	Bonds, Covantan Union Inc Lessee, Refunding Series 2011B, 5.250%, 12/01/31 (AMT)
2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency	10/21 at 100.00	Aaa	2,524,356
	Revenue Bonds, Series 2011A, 5.000%, 6/15/41
2,170	Union County, New Jersey, General Obligation Bonds, Refunding Series 2017, 3.000%,	9/25 at 100.00	Aaa	2,378,580
	3/01/27
1,515	Washington Township Board of Education, Mercer County, New Jersey, General Obligation	No Opt. Call	Aa3	1,882,842
	Bonds, Series 2005, 5.250%, 1/01/27 – AGM Insured
69,565	Total Tax Obligation/General			77,983,659

	Tax Obligation/Limited – 37.8% (25.4% of Total Investments)
3,775	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County	No Opt. Call	Aaa	4,653,518
	Administration Complex Project, Series 2005, 5.000%, 11/15/26
1,000	Bergen County Improvement Authority, New Jersey, Lease Revenue Bonds, Boro Ridgefield	10/30 at 100.00	Aaa	1,210,630
	Project, County Guaranteed Series 2020, 4.000%, 10/15/42
3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds,	No Opt. Call	AA	2,880,000
	Series 2003B, 0.000%, 11/01/25 – AGM Insured
2,230	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds,	No Opt. Call	AA	2,769,950
	Series 2005A, 5.750%, 11/01/28 – AGM Insured
1,500	Gloucester County Improvement Authority, New Jersey, Loan Revenue Bonds, Rowan University	7/30 at 100.00	AA	1,749,570
	Fossil Park and Student Center Projects, Series 2021, 4.000%, 7/01/51 – BAM Insured
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
5,005	5.250%, 1/01/36	1/22 at 100.00	BB	5,086,932
3,020	5.125%, 1/01/42	1/22 at 100.00	BB	3,068,169
500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/29	1/22 at 100.00	BB	507,770
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds,
	Series 2012:
6,400	5.000%, 6/15/25	6/22 at 100.00	BBB	6,620,416
3,480	5.000%, 6/15/26	6/22 at 100.00	BBB	3,599,399
7,945	5.000%, 6/15/28	6/22 at 100.00	BBB	8,215,209
415	5.000%, 6/15/29	6/22 at 100.00	BBB	429,035
5,445	New Jersey Economic Development Authority, Lease Revenue Bonds, State House Project,	12/28 at 100.00	Baa1	6,532,639
	Series 2017B, 4.500%, 6/15/40
5,575	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge,	7/27 at 100.00	Baa3	5,933,473
	Refunding Series 2017A, 3.375%, 7/01/30
6,000	New Jersey Economic Development Authority, Revenue Bonds, New Jersey Transit Corporation	No Opt. Call	Baa1	7,109,580
	Projects Sublease, Refunding Series 2017B, 5.000%, 11/01/25
6,385	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/24 at 100.00	Baa1	7,193,788
	2014UU, 5.000%, 6/15/27
11,455	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/25 at 100.00	Baa1	13,305,555
	2015WW, 5.250%, 6/15/40
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Social
	Series 2021QQQ:
1,300	5.000%, 6/15/31	12/30 at 100.00	Baa1	1,707,147
1,000	5.000%, 6/15/32	12/30 at 100.00	Baa1	1,309,050
5,020	New Jersey Economic Development Authority, School Facilities Construction Financing	6/24 at 100.00	Baa1	5,663,464
	Program Bonds, Refunding Series 2014PP, 5.000%, 6/15/26

NXJ	Nuveen New Jersey Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue
	Notes, Series 2016A-1:
$ 1,130	5.000%, 6/15/29	6/26 at 100.00	A+	$ 1,347,276
655	5.000%, 6/15/30	6/26 at 100.00	A+	778,965
32,965	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	Baa1	27,921,355
	Appreciation Series 2010A, 0.000%, 12/15/30
8,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	Baa1	8,646,912
	Series 2006A, 5.500%, 12/15/22
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
37,565	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	30,799,544
39,090	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	31,200,465
5,160	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	4,006,946
7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	Baa1	8,054,760
	2010D, 5.000%, 12/15/24
3,290	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/22 at 100.00	Baa1	3,412,618
	2012A, 5.000%, 6/15/42
45	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/23 at 100.00	Baa1	48,461
	2013AA, 5.000%, 6/15/36
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A:
1,150	5.000%, 12/15/35	12/28 at 100.00	Baa1	1,437,328
440	5.000%, 12/15/36	12/28 at 100.00	Baa1	549,353
4,950	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/29 at 100.00	Baa1	5,758,335
	2019A, 4.000%, 12/15/39
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
6,220	3.500%, 6/15/46	12/28 at 100.00	Baa1	6,723,385
2,900	4.000%, 6/15/50	12/28 at 100.00	Baa1	3,290,978
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2020AA:
1,025	4.000%, 6/15/45	12/30 at 100.00	Baa1	1,191,511
1,620	5.000%, 6/15/45	12/30 at 100.00	Baa1	2,045,574
4,425	5.000%, 6/15/50	12/30 at 100.00	Baa1	5,552,048
3,300	3.000%, 6/15/50	12/30 at 100.00	Baa1	3,470,181
1,320	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/31 at 100.00	Baa1	1,593,794
	2021A, 4.000%, 6/15/34
3,860	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness	5/25 at 100.00	AA	4,222,222
	Healthcare Center Expansion Project, Refunding Series 2015, 3.750%, 5/01/36
4,005	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness	5/22 at 100.00	Aa1	4,071,523
	Healthcare Center Expansion Project, Series 2012, 3.500%, 5/01/35
667	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	772,286
	2018A-1, 5.000%, 7/01/58
66	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	75,530
	Restructured Cofina Project Series 2019A-2, 4.784%, 7/01/58
	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile
	Detention Center Facility Project, Tender Option Bond Trust 2015-XF1019:
285	25.089%, 5/01/28, 144A (IF) (5)	No Opt. Call	Aaa	730,327
285	25.175%, 5/01/29, 144A (IF) (5)	No Opt. Call	Aaa	781,481
200	25.175%, 5/01/30, 144A (IF) (5)	No Opt. Call	Aaa	580,312
370	24.908%, 5/01/31, 144A (IF) (5)	No Opt. Call	Aaa	1,124,774
385	25.047%, 5/01/32, 144A (IF) (5)	No Opt. Call	Aaa	1,240,339
400	25.052%, 5/01/33, 144A (IF) (5)	No Opt. Call	Aaa	1,354,744
415	25.175%, 5/01/34, 144A (IF) (5)	No Opt. Call	Aaa	1,475,711
3,975	Union County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds,	No Opt. Call	AA+	8,756,011
	Series 2019-XG0221, 18.316%, 3/01/34, 144A (IF) (5)
257,713	Total Tax Obligation/Limited			262,560,343

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 22.4% (15.1% of Total Investments)
$ 2,400	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A,	1/23 at 100.00	A1	$ 2,534,088
	5.000%, 1/01/42
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
1,285	5.000%, 1/01/34	1/24 at 100.00	A1	1,415,235
5,890	4.125%, 1/01/39	1/24 at 100.00	A1	6,292,346
7,800	5.000%, 1/01/44	1/24 at 100.00	A1	8,525,790
2,580	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2019,	1/29 at 100.00	A1	2,999,766
	4.000%, 1/01/44
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Refunding Series 2015:
1,000	4.000%, 7/01/34 – BAM Insured	7/25 at 100.00	AA	1,114,120
2,820	4.000%, 7/01/35 – BAM Insured	7/25 at 100.00	AA	3,134,233
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Refunding Series 2019B:
2,005	5.000%, 7/01/28	No Opt. Call	A1	2,559,302
1,520	5.000%, 7/01/29	No Opt. Call	A1	1,984,542
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Series 2017:
2,820	5.000%, 7/01/42	7/27 at 100.00	A1	3,407,885
10,210	5.000%, 7/01/47	7/27 at 100.00	A1	12,230,661
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Series 2019A:
1,050	5.000%, 7/01/28	No Opt. Call	A1	1,340,283
1,350	5.000%, 7/01/29	No Opt. Call	A1	1,762,587
950	5.000%, 7/01/30	7/29 at 100.00	A1	1,237,974
7,035	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A+	7,763,545
	5.000%, 1/01/40
2,325	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A,	1/29 at 100.00	A+	2,928,640
	5.000%, 1/01/37
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds,
	Port District Project, Series 2012:
1,800	5.000%, 1/01/24	1/23 at 100.00	A	1,913,922
1,635	5.000%, 1/01/25	1/23 at 100.00	A	1,738,545
1,875	5.000%, 1/01/26	1/23 at 100.00	A	1,993,425
3,525	5.000%, 1/01/27	1/23 at 100.00	A	3,746,123
5,555	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	BBB+	6,215,156
	Replacement Project, Series 2013, 5.625%, 1/01/52 (AMT)
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental
	Airlines Inc, Series 1999:
530	5.125%, 9/15/23 (AMT)	8/22 at 101.00	Ba3	556,935
1,800	5.250%, 9/15/29 (AMT)	8/22 at 101.00	Ba3	1,891,656
2,250	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	3/24 at 101.00	Ba3	2,512,080
	Airlines Inc, Series 2000A & 2000B, 5.625%, 11/15/30 (AMT)
	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark
	Container Terminal LLC Project, Refunding Series 2017:
5,660	5.000%, 10/01/37 (AMT)	10/27 at 100.00	Baa3	6,680,781
7,440	5.000%, 10/01/47 (AMT)	10/27 at 100.00	Baa3	8,633,153
6,570	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E, 5.000%, 1/01/45	1/25 at 100.00	A+	7,514,832
3,065	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 –	No Opt. Call	AA	4,037,770
	AGM Insured
	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057:
2,275	17.437%, 1/01/43 (Pre-refunded 7/01/22), 144A (IF) (5)	7/22 at 100.00	N/R	2,644,255
1,350	17.437%, 1/01/43 (Pre-refunded 7/01/22), 144A (IF)	7/22 at 100.00	A+	1,569,118
3,050	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2021A, 4.000%, 1/01/42	1/31 at 100.00	A+	3,641,852

NXJ	Nuveen New Jersey Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 2,750	Passaic County Improvement Authority, New Jersey, Revenue Bonds, Paterson Parking Deck	9/21 at 100.00	A2	$ 2,760,230
	Facility, Series 2005, 5.000%, 4/15/35 – AGM Insured
7,235	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	Aa3	7,960,236
	Seventy Ninth Series 2013, 5.000%, 12/01/43
5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	1/23 at 100.00	Aa3	5,212,150
	Seventy Seventh Series 2013, 4.000%, 1/15/43 (AMT)
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred
	Eighteen Series 2019:
8,000	4.000%, 11/01/41 (AMT) (UB) (5)	11/29 at 100.00	Aa3	9,350,000
4,000	4.000%, 11/01/47 (AMT) (UB) (5)	11/29 at 100.00	Aa3	4,616,760
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred
	Fourteen Series 2019:
4,500	4.000%, 9/01/38 (AMT) (UB) (5)	9/29 at 100.00	Aa3	5,288,805
2,500	4.000%, 9/01/39 (AMT) (UB) (5)	9/29 at 100.00	Aa3	2,929,125
1,040	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/30 at 100.00	BBB+	1,307,072
	Series 2020A, 5.000%, 11/01/45
136,445	Total Transportation			155,944,978

	U.S. Guaranteed – 10.2% (6.9% of Total Investments) (6)
2,225	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue	9/24 at 100.00	AA	2,544,688
	Bonds, Technical High School Project, Series 2014, 5.000%, 9/01/39 (Pre-refunded 9/01/24) –
	AGM Insured
	Delaware River Joint Toll Bridge Commission, Pennsylvania, Bridge System Revenue Bonds,
	Refunding Series 2012A:
2,150	5.000%, 7/01/24 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	2,236,494
650	4.000%, 7/01/26 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	670,761
625	4.000%, 7/01/27 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	644,963
25	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds,	No Opt. Call	Aaa	26,651
	Refunding Series 2007, 5.250%, 12/15/22 – AMBAC Insured (ETM)
2,455	New Jersey Economic Development Authority, Rutgers University General Obligation Lease	6/23 at 100.00	Aa3	3,296,795
	Revenue Bonds, Tender Option Bond 2016-XF2357, 18.143%, 6/15/46 (Pre-refunded
	6/15/23), 144A (IF) (5)
655	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/25 at 100.00	N/R	777,780
	2015WW, 5.250%, 6/15/40 (Pre-refunded 6/15/25)
	New Jersey Education Facilities Authority Revenue Bonds, The College of New Jersey
	Issue, Series 2013A:
2,475	5.000%, 7/01/38 (Pre-refunded 7/01/23)	7/23 at 100.00	A	2,694,805
3,250	5.000%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	A	3,538,632
70	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds,	No Opt. Call	N/R	70,000
	Refunding Series 2012A-R, 4.000%, 9/01/21 (ETM)
1,145	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds,	7/22 at 100.00	AA–	1,191,556
	Barnabas Health, Series 2012A, 5.000%, 7/01/24 (Pre-refunded 7/01/22)
2,055	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical	7/24 at 100.00	A+	2,332,014
	Center, Refunding Series 2014A, 5.000%, 7/01/45 (Pre-refunded 7/01/24)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health
	System Obligated Group Issue, Refunding Series 2012:
4,165	3.750%, 7/01/27 (ETM)	No Opt. Call	N/R	4,665,008
3,375	5.000%, 7/01/31 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	3,509,359
1,500	5.000%, 7/01/37 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	1,559,715
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical
	Center Obligated Group Issue, Refunding Series 2013:
555	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	604,145
2,570	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	2,807,494
275	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	300,605
1,285	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	1,409,619

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A:
$ 175	5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	$ 181,967
400	5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	416,092
1,555	New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, Series	No Opt. Call	Baa2	1,596,005
	2004, 5.500%, 3/01/22 – NPFG Insured (ETM)
7,620	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	8,114,157
	(Pre-refunded 1/01/23)
	North Hudson Sewerage Authority, New Jersey, Gross Revenue Lease Certificates, Senior
	Lien Series 2012A:
1,455	5.000%, 6/01/27 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	1,508,224
2,365	5.000%, 6/01/27 (Pre-refunded 6/01/22)	6/22 at 100.00	A+	2,450,613
225	5.000%, 6/01/42 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	233,231
15,840	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series	No Opt. Call	Baa2	15,719,299
	2001A, 0.000%, 8/01/23 – NPFG Insured (ETM)
2,170	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond 2016-XF2356,	5/23 at 100.00	Aa3	2,871,604
	18.183%, 5/01/43 (Pre-refunded 5/01/23), 144A (IF) (5)
	Sparta Township Board of Education, Sussex County, New Jersey, General Obligation Bonds,
	Refunding Series 2015:
1,000	5.000%, 2/15/34 (Pre-refunded 2/15/25)	2/25 at 100.00	AA	1,163,570
1,395	5.000%, 2/15/35 (Pre-refunded 2/15/25)	2/25 at 100.00	AA	1,623,180
65,705	Total U.S. Guaranteed			70,759,026

	Utilities – 7.4% (5.0% of Total Investments)
	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy
	Partners, LLC Project, Series 2012A:
1,000	4.750%, 6/15/32 (AMT)	6/22 at 100.00	Baa2	1,027,310
1,225	5.125%, 6/15/43 (AMT)	6/22 at 100.00	Baa2	1,259,288
1,925	New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New	8/24 at 100.00	A1	1,963,692
	Jersey Natural Gas Company Project, Refunding Series 2011A, 2.750%, 8/01/39
15,670	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex	10/22 at 100.00	A+	15,980,893
	Water Company, Series 2012C, 4.250%, 10/01/47 (AMT)
2,355	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex	8/29 at 100.00	A+	2,607,079
	Water Company, Series 2019, 4.000%, 8/01/59 (AMT)
3,505	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New	No Opt. Call	A+	3,544,291
	Jersey-American Water Company Inc Project, Refunding Series 2020B, 1.200%, 11/01/34 (AMT)
	(Mandatory Put 6/01/23)
5,220	New Jersey Infrastructure Bank, Environmental Infrastructure Bonds, Green Series	9/30 at 100.00	AAA	5,992,299
	2021A-1, 3.000%, 9/01/34
2,700	Passaic County Utilities Authority, New Jersey, Solid Waste Disposal Revenue Bonds,	No Opt. Call	AA	3,743,955
	Refunding Series 2018, 5.000%, 3/01/37
1,555	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB	1,644,288
	Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)
13,000	Salem County Pollution Control Financing Authority, New Jersey, Revenue Bonds, Atlantic	No Opt. Call	A	13,629,980
	City Electric Company Project, Refunding Series 2020, 2.250%, 6/01/29
48,155	Total Utilities			51,393,075
$ 953,503	Total Long-Term Investments (cost $931,276,459)			1,033,032,419
	Floating Rate Obligations – (5.0)%			(34,450,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (45.0)% (7)			(312,591,184)
	Other Assets Less Liabilities – 1.4%			9,393,655
	Net Asset Applicable to Common Shares – 100%			$ 695,384,890

NXJ	Nuveen New Jersey Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(7)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 30.3%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax

ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.

See accompanying notes to financial statements.

NQP	Nuveen Pennsylvania Quality Municipal Income Fund Portfolio of Investments August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 155.1% (100.0% of Total Investments)

	MUNICIPAL BONDS – 151.3% (97.6% of Total Investments)

	Consumer Staples – 0.5% (0.3% of Total Investments)
$ 2,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue	No Opt. Call	AA–	$ 2,702,720
	Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (AMT)

	Education and Civic Organizations – 15.4% (9.9% of Total Investments)
955	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue	No Opt. Call	Baa3	1,128,208
	Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28
940	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,	3/23 at 100.00	A	970,522
	Duquesne University, Series 2013A, 3.500%, 3/01/34
	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,
	Robert Morris University, Series 2016:
735	3.000%, 10/15/30	10/26 at 100.00	Baa3	768,031
1,000	5.000%, 10/15/38	10/26 at 100.00	Baa3	1,136,390
1,625	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,	10/27 at 100.00	Baa3	1,857,082
	Robert Morris University, Series 2017, 5.000%, 10/15/47
	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University
	Project, Series 2020:
590	5.000%, 10/01/39	10/29 at 100.00	BB+	676,376
20	5.000%, 10/01/49	10/29 at 100.00	BB+	22,545
3,215	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane	3/27 at 100.00	BBB–	3,649,154
	Charter School Project, Series 2016, 5.125%, 3/15/36
835	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School	12/27 at 100.00	BBB–	937,730
	Revenue Bonds, Series 2017A, 5.000%, 12/15/47
2,200	Crawford County Industrial Development Authority, Pennsylvania, College Revenue Bonds,	5/26 at 100.00	A–	2,311,452
	Allegheny College, Series 2016, 3.000%, 5/01/34
1,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Dickinson College	11/27 at 100.00	A+	1,227,400
	Project, Second Series 2017A, 5.000%, 11/01/39
1,230	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University	5/29 at 100.00	Baa3	1,434,180
	Project, Series 2019, 5.000%, 5/01/48
1,020	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University,	5/24 at 100.00	Baa3	1,100,070
	Series 2014, 5.000%, 5/01/37
750	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University,	9/21 at 100.00	AA	751,035
	Series 2006, 4.500%, 10/01/27 – RAAI Insured
4,595	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon	11/26 at 100.00	BBB+	4,960,302
	University, Series 2016, 4.000%, 5/01/46
2,395	General Authority of Southcentral Pennsylvania, Revenue Bonds, AICUP Financing	10/27 at 100.00	A–	2,614,454
	Program-York College of Pennsylvania, Series 2017 PP4, 3.375%, 11/01/37
	Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College,
	Series 2016OO2:
590	3.250%, 5/01/36	5/26 at 100.00	BBB	612,573
1,555	3.500%, 5/01/41	5/26 at 100.00	BBB	1,619,486
	Lackawanna County Industrial Development Authority, Pennsylvania, Revenue Bonds,
	University of Scranton, Series 2017:
475	3.375%, 11/01/33	11/27 at 100.00	A–	521,726
2,910	4.000%, 11/01/40	11/27 at 100.00	A–	3,277,358
1,855	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/28 at 100.00	A	2,261,597
	Thomas Jefferson University, Series 2018A, 5.000%, 9/01/48

NQP	Nuveen Pennsylvania Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,
	Thomas Jefferson University, Series 2019:
$ 3,410	4.000%, 9/01/44	9/29 at 100.00	A	$ 3,921,091
395	4.000%, 9/01/49	9/29 at 100.00	A	451,501
1,810	Pennsylvania Higher Education Assistance Agency, Education Loan Revenue Bonds, Senior	6/30 at 100.00	A1	1,831,720
	Series 2021A, 2.625%, 6/01/42 (AMT)
1,465	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Holy Family	9/23 at 100.00	BBB–	1,596,220
	University, Series 2013A, 6.500%, 9/01/38
2,415	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing	11/21 at 100.00	BBB+	2,430,553
	Program-Mount Aloysius College Project, Series 2011R-1, 5.000%, 11/01/35
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Bryn Mawr College,
	Refunding Series 2014:
2,545	5.000%, 12/01/38	12/24 at 100.00	AA+	2,887,761
2,080	5.000%, 12/01/44	12/24 at 100.00	AA+	2,357,264
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy	5/22 at 100.00	BBB	1,025,090
	College, Series 2012-KK1, 5.375%, 5/01/42
330	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University,	11/22 at 100.00	BB+	335,518
	Series 2012, 4.000%, 5/01/32
7,125	Pennsylvania HIgher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson	3/25 at 100.00	A	8,141,310
	University, Refunding Series 2015A, 5.250%, 9/01/50 (UB) (4)
760	Pennsylvania HIgher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson	9/22 at 100.00	A	791,814
	University, Series 2012, 5.000%, 3/01/42
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the
	Sciences in Philadelphia, Series 2012:
1,030	4.000%, 11/01/39	11/22 at 100.00	Baa1	1,056,317
4,300	5.000%, 11/01/42	11/22 at 100.00	Baa1	4,479,912
1,310	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the	11/25 at 100.00	Baa1	1,490,963
	Sciences in Philadelphia, Series 2015A, 5.000%, 11/01/36
1,550	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University,	7/31 at 100.00	A–	1,819,498
	Series 2021A, 4.000%, 7/15/46
400	Philadelphia Authority for Industrial Development, Pennsylvania, Charter School Revenue	6/28 at 100.00	BB+	467,256
	Bonds, Philadelphia Performing Arts: A String Theory Charter School, Series 2020, 5.000%,
	6/15/50, 144A
1,255	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, La Salle	11/27 at 100.00	BB+	1,288,119
	University, Series 2017, 3.625%, 5/01/35
500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard	9/21 at 100.00	N/R	500,515
	Allen Preparatory Charter School, Series 2006, 6.250%, 5/01/33
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Saint
	Joseph’s University Project, Refunding Series 2020C Forward Delivery:
1,500	4.000%, 11/01/36	11/29 at 100.00	A–	1,770,960
1,400	4.000%, 11/01/37	11/29 at 100.00	A–	1,648,164
2,420	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds,	3/28 at 100.00	BB	2,664,493
	University of the Arts, Series 2017, 5.000%, 3/15/45, 144A
2,320	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, Revenue Bonds,	5/26 at 100.00	A–	2,701,663
	University of Scranton, Series 2016, 5.000%, 11/01/37
5,250	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue	6/26 at 100.00	BB+	5,684,490
	Bonds, Marywood University, Series 2016, 5.000%, 6/01/46
3,555	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds,	11/27 at 100.00	BBB+	3,744,517
	AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5,
	3.375%, 11/01/36

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton,
	Series 2015A:
$ 1,890	5.000%, 11/01/32	11/25 at 100.00	A–	$ 2,189,867
740	5.000%, 11/01/33	11/25 at 100.00	A–	855,899
740	4.000%, 11/01/35	11/25 at 100.00	A–	817,360
83,985	Total Education and Civic Organizations			92,787,506

	Health Care – 33.6% (21.7% of Total Investments)
17,315	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	19,662,394
	Health Network Obligated Group Issue, Series 2018A, 4.000%, 4/01/44
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University
	of Pittsburgh Medical Center, Series 2019A:
210	4.000%, 7/15/35	7/29 at 100.00	A	249,747
1,000	4.000%, 7/15/37	7/29 at 100.00	A	1,181,790
1,310	4.000%, 7/15/38	7/29 at 100.00	A	1,544,634
	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue
	Bonds, Tower Health Project, Series 2017:
1,005	3.750%, 11/01/42	11/27 at 100.00	BB–	1,013,904
8,830	5.000%, 11/01/50	11/27 at 100.00	BB–	9,799,711
4,100	5.000%, 11/01/50 (UB) (4)	11/27 at 100.00	BB–	4,550,262
3,300	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital &	5/22 at 100.00	BB–	3,336,498
	Medical Center Project, Series 2012A, 4.500%, 11/01/41
10,170	Bucks County Industrial Development Authority, Pennsylvania, Hospital Revenue Bonds,	8/30 at 100.00	A–	10,525,543
	Saint Luke’s University Health Network Project, Series 2021, 3.000%, 8/15/53
	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany
	Medical Center Project, Series 2016A:
805	5.000%, 11/15/41	11/25 at 100.00	AA–	943,082
2,985	5.000%, 11/15/46	11/25 at 100.00	AA–	3,483,555
	Chester County Health and Education Facilities Authority, Pennsylvania, Health System
	Revenue Bonds, Main Line Health System, Series 2017A:
3,200	4.000%, 10/01/36	10/27 at 100.00	AA	3,710,048
1,935	4.000%, 10/01/37	10/27 at 100.00	AA	2,238,466
7,395	Chester County Health and Education Facilities Authority, Pennsylvania, Health System	9/30 at 100.00	AA	8,678,846
	Revenue Bonds, Main Line Health System, Series 2020A, 4.000%, 9/01/50
	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle
	Health System Project, Refunding Series 2016A:
1,375	5.000%, 6/01/34	6/26 at 100.00	A	1,643,867
375	5.000%, 6/01/35	6/26 at 100.00	A	447,184
3,460	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle	6/22 at 100.00	A	3,569,682
	Health System Project, Series 2012A, 5.000%, 6/01/42
1,500	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A,	7/23 at 100.00	BBB–	1,603,200
	5.000%, 7/01/28
2,275	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2016A,	7/26 at 100.00	BBB–	2,586,516
	5.000%, 7/01/41
1,225	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2019A,	7/29 at 100.00	BBB–	1,361,453
	4.000%, 7/01/45
5,000	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands	1/28 at 100.00	A–	5,999,300
	Healthcare, Series 2018, 5.000%, 7/15/48
4,555	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	6/24 at 100.00	AA–	5,119,182
	Geisinger Health System, Series 2014A, 5.000%, 6/01/41
10,000	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	4/30 at 100.00	AA–	11,525,000
	Geisinger Health System, Series 2020A, 4.000%, 4/01/50
1,370	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana	6/23 at 100.00	Ba3	1,449,816
	Regional Medical Center, Series 2014A, 6.000%, 6/01/39

NQP	Nuveen Pennsylvania Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 2,200	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health	8/26 at 100.00	AA	$ 2,609,508
	System, Refunding Series 2016B, 5.000%, 8/15/46 (UB) (4)
3,000	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health	8/26 at 100.00	AA	3,578,760
	System, Series 2016A, 5.000%, 8/15/42 (UB) (4)
3,450	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh	7/26 at 100.00	A+	3,894,118
	Valley Health Network, Refunding Series 2016A, 4.000%, 7/01/35
2,565	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh	7/22 at 100.00	A+	2,631,562
	Valley Health Network, Series 2012B, 4.000%, 7/01/43
	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd
	Group, Refunding Series 2016:
1,265	3.000%, 11/01/36	5/26 at 100.00	A–	1,318,294
2,850	4.000%, 11/01/41 (UB) (4)	5/26 at 100.00	A–	3,074,751
4,955	4.000%, 11/01/46 (UB) (4)	5/26 at 100.00	A–	5,294,715
	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical
	Center, Series 2016:
1,020	3.375%, 7/01/32	7/26 at 100.00	A+	1,101,029
2,650	5.000%, 7/01/41	7/26 at 100.00	A+	3,098,009
7,500	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1	8,436,675
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45
4,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, University of	7/23 at 100.00	A	4,310,160
	Pittsburgh Medical Center, Series 2013A, 5.000%, 7/01/43
16,385	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/26 at 100.00	AA	18,541,758
	Pennsylvania Health System, Refunding Series 2016C, 4.000%, 8/15/41 (UB) (4)
3,100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/22 at 100.00	AA	3,243,065
	Pennsylvania Health System, Series 2012A, 5.000%, 8/15/42
13,525	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/29 at 100.00	AA	15,729,710
	Pennsylvania Health System, Series 2019, 4.000%, 8/15/49 (UB) (4)
4,885	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue	7/22 at 100.00	BBB–	5,065,989
	Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42
1,800	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue	7/27 at 100.00	BBB–	2,138,220
	Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/30
	Pocono Mountains Industrial Park Authority, Pennsylvania, Hospital Revenue Bonds, Saint
	Luke’s Hospital -Monroe Project, Series 2015A:
3,000	5.000%, 8/15/40	2/25 at 100.00	A–	3,356,970
1,170	4.000%, 8/15/45	2/25 at 100.00	A–	1,260,722
3,000	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley	1/27 at 100.00	A+	3,546,210
	Health Network, Series 2016B, 5.000%, 7/01/45
665	Saint Mary Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Trinity Health	12/28 at 100.00	AA–	823,835
	Credit Group, Refunding Series 2019PA, 5.000%, 12/01/48
2,000	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated	6/29 at 100.00	Aa3	2,481,800
	Group, Series 2019A, 5.000%, 6/01/49
685	Westmoreland County Industrial Development Authority, Pennsylvania, Revenue Bonds,	1/31 at 100.00	Baa1	815,308
	Excela Health Project, Series 2020A, 4.000%, 7/01/37
180,365	Total Health Care			202,574,848

	Housing/Multifamily – 0.6% (0.4% of Total Investments)
160	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue	8/23 at 100.00	Ba2	164,251
	Bonds, University Student Housing, LLC Project at West Chester University Series 2013A,
	5.000%, 8/01/45
1,650	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion	7/24 at 100.00	A1	1,846,565
	University Foundation Inc Student Housing Project at Clarion University, Series 2014A,
	5.000%, 7/01/45
270	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University	7/26 at 100.00	Baa3	305,780
	Properties Inc Student Housing Project at East Stroudsburg University of Pennsylvania, Series
	2016A, 5.000%, 7/01/31

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 1,486	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing	9/21 at 100.00	Baa3	$ 1,520,059
	Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A,
	5.625%, 7/01/35
3,566	Total Housing/Multifamily			3,836,655

	Housing/Single Family – 18.9% (12.2% of Total Investments)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
	Series 2012-114:
4,750	3.300%, 10/01/32 (UB) (4)	10/21 at 100.00	AA+	4,760,070
4,425	3.650%, 10/01/37	10/21 at 100.00	AA+	4,435,266
2,275	3.650%, 10/01/37 (UB) (4)	10/21 at 100.00	AA+	2,280,278
1,830	3.700%, 10/01/42 (UB) (4)	10/21 at 100.00	AA+	1,833,825
3,290	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/24 at 100.00	AA+	3,441,340
	2015-117B, 3.900%, 10/01/35 (UB) (4)
1,825	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/25 at 100.00	AA+	1,883,674
	2016-119, 3.500%, 10/01/36
6,115	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/25 at 100.00	AA+	6,338,136
	2016-120, 3.200%, 4/01/40 (UB) (4)
21,435	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/25 at 100.00	AA+	22,308,905
	2016-121, 3.200%, 10/01/41 (UB) (4)
2,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/26 at 100.00	AA+	2,132,180
	2017-122, 3.650%, 10/01/32 (UB) (4)
4,160	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/26 at 100.00	AA+	4,485,978
	2017-123B, 3.450%, 10/01/32 (UB) (4)
5,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/26 at 100.00	AA+	5,269,300
	2017-124B, 3.500%, 10/01/37 (UB) (4)
2,400	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/27 at 100.00	AA+	2,615,208
	2018-126A, 3.700%, 10/01/33 (UB) (4)
1,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/28 at 100.00	AA+	1,035,850
	2019-130A, 3.000%, 10/01/46
3,880	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/29 at 100.00	AA+	4,141,551
	2019-131A, 3.000%, 10/01/39
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
	Series 2020-132A:
2,000	2.550%, 10/01/41	10/29 at 100.00	AA+	2,057,440
10,000	2.550%, 10/01/41 (UB) (4)	10/29 at 100.00	AA+	10,287,200
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
	Series 2020-133:
1,000	2.350%, 10/01/40	10/29 at 100.00	AA+	1,021,110
1,350	2.500%, 10/01/45	10/29 at 100.00	AA+	1,366,902
1,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/30 at 100.00	AA+	999,890
	2021-136, 2.550%, 10/01/51, (WI/DD, Settling 9/21/21)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social
	Series 2020-134A:
5,000	1.850%, 4/01/36	10/29 at 100.00	AA+	4,982,300
3,650	2.050%, 4/01/41	10/29 at 100.00	AA+	3,632,115
2,650	2.100%, 10/01/43	10/29 at 100.00	AA+	2,619,631
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social
	Series 2021-135A:
5,295	2.250%, 10/01/41	10/30 at 100.00	AA+	5,325,075
6,855	2.375%, 10/01/46	10/30 at 100.00	AA+	6,854,520
7,705	2.500%, 10/01/50	10/30 at 100.00	AA+	7,753,387
110,890	Total Housing/Single Family			113,861,131

NQP	Nuveen Pennsylvania Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 2.2% (1.4% of Total Investments)
$ 500	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	6/30 at 100.00	N/R	$ 546,150
	KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A
500	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	6/30 at 100.00	N/R	546,150
	KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40 (AMT), 144A
6,455	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/24 at 100.00	N/R	6,890,003
	National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)
	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue
	Refunding Bonds, Amtrak Project, Series 2012A:
2,495	5.000%, 11/01/23 (AMT)	11/22 at 100.00	A1	2,626,187
545	5.000%, 11/01/27 (AMT)	11/22 at 100.00	A1	572,735
2,000	5.000%, 11/01/41 (AMT)	11/22 at 100.00	A1	2,093,160
12,495	Total Industrials			13,274,385

	Long-Term Care – 6.2% (4.0% of Total Investments)
	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities
	Revenue Bonds, Highlands at Wyomissing, Series 2017A:
940	5.000%, 5/15/37	5/27 at 100.00	BBB	1,105,656
1,160	5.000%, 5/15/47	5/27 at 100.00	BBB	1,346,632
	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities
	Revenue Bonds, The Highlands at Wyomissing, Series 2018:
1,000	5.000%, 5/15/43	5/25 at 102.00	BBB	1,128,180
400	5.000%, 5/15/48	5/25 at 102.00	BBB	449,888
230	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds,	12/25 at 100.00	N/R	242,100
	Simpson Senior Services Project, Series 2015A, 5.000%, 12/01/35
1,760	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds,	12/25 at 103.00	N/R	1,863,981
	Simpson Senior Services Project, Series 2019, 5.000%, 12/01/51
3,005	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Asbury Pennsylvania	1/25 at 104.00	N/R	3,322,238
	Obligated Group, Refunding Series 2019, 5.000%, 1/01/45
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2015:
3,755	4.000%, 1/01/33	1/25 at 100.00	BBB+	4,068,993
5,180	5.000%, 1/01/38	1/25 at 100.00	BBB+	5,754,203
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2016:
985	5.000%, 1/01/28	1/26 at 100.00	BBB+	1,151,554
1,815	5.000%, 1/01/29	1/26 at 100.00	BBB+	2,110,173
735	5.000%, 1/01/30	1/26 at 100.00	BBB+	851,159
300	3.250%, 1/01/36	1/26 at 100.00	BBB+	320,496
1,405	3.250%, 1/01/39	1/26 at 100.00	BBB+	1,495,524
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2019A:
690	4.125%, 1/01/38	1/29 at 100.00	BBB+	811,606
1,410	5.000%, 1/01/39	1/29 at 100.00	BBB+	1,740,321
650	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic	5/25 at 100.00	A	731,640
	Villages Project, Series 2015, 5.000%, 11/01/35
530	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint	4/22 at 100.00	BB+	538,597
	Anne’s Retirement Community, Inc, Series 2012, 5.000%, 4/01/33
	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint
	Anne’s Retirement Community, Inc, Series 2020:
975	5.000%, 3/01/40	3/27 at 102.00	BB+	1,123,015
715	5.000%, 3/01/50	3/27 at 102.00	BB+	815,572
1,250	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis Homes	7/25 at 100.00	BBB–	1,373,987
	Retirement Community Project, Refunding Series 2015A, 5.000%, 7/01/45
1,500	Langhorne Manor Boro Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	10/21 at 100.00	A–	1,503,030
	Woods Services Project, Series 2013, 4.000%, 11/15/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds,
	Morningstar Senior Living, Inc, Series 2019:
$ 1,845	5.000%, 11/01/44	11/26 at 103.00	BB+	$ 2,115,772
1,000	5.000%, 11/01/49	11/26 at 103.00	BB+	1,143,070
33,235	Total Long-Term Care			37,107,387

	Tax Obligation/General – 19.3% (12.4% of Total Investments)
840	Adams County, Pennsylvania, General Obligation Bonds, Series 2017B, 2.500%, 11/15/29	11/25 at 100.00	Aa2	893,399
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-74:
1,750	5.000%, 12/01/32	12/24 at 100.00	AA–	2,009,420
1,285	5.000%, 12/01/34	12/24 at 100.00	AA–	1,474,139
2,400	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2018C-77,	11/28 at 100.00	AA–	2,987,760
	5.000%, 11/01/43
	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds,
	Refunding Series 2016:
1,500	4.000%, 8/01/31	8/26 at 100.00	Aa2	1,734,345
1,255	4.000%, 8/01/33	8/26 at 100.00	Aa2	1,447,065
1,950	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General	4/24 at 100.00	AA–	2,168,419
	Obligation Bonds, Series 2015, 5.000%, 10/01/38
	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation
	Bonds, Series 2014D:
3,000	5.000%, 12/15/37	12/24 at 100.00	AA	3,403,110
1,075	5.000%, 12/15/38 – BAM Insured	12/24 at 100.00	AA	1,218,330
1,100	5.000%, 12/15/39	12/24 at 100.00	AA	1,246,663
2,900	Colonial School District, Montgomery County, Pennsylvania, General Obligation Bonds,	2/27 at 100.00	Aaa	3,499,430
	Series 2020, 5.000%, 2/15/44
7,465	Erie City School District, Erie County, Pennsylvania, General Obligation Bonds, Series	No Opt. Call	N/R	6,354,507
	2000, 0.000%, 9/01/30 – AMBAC Insured
	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds,
	Series 2021:
1,025	3.000%, 10/15/33 – BAM Insured	10/31 at 100.00	AA	1,166,194
425	3.000%, 10/15/35 – BAM Insured	10/31 at 100.00	AA	478,083
6,225	Lehighton Area School District, Carbon County, Pennsylvania, General Obligation Bonds,	11/23 at 100.00	AA	6,801,061
	Limited Tax Series 2015A, 5.000%, 11/15/43 – BAM Insured
	North Allegheny School District, Allegheny County, Pennsylvania, General Obligation
	Bonds, Series 2015:
5,000	5.000%, 5/01/31	5/25 at 100.00	AA	5,830,450
4,000	5.000%, 5/01/32	5/25 at 100.00	AA	4,661,160
2,875	5.000%, 5/01/33	5/25 at 100.00	AA	3,346,787
	Penn Manor School District, Lancaster County, Pennsylvania, General Obligation Bonds,
	Series 2019A:
1,000	4.000%, 3/01/35	9/27 at 100.00	AA	1,159,190
1,000	4.000%, 3/01/36	9/27 at 100.00	AA	1,156,670
	Pennsbury School District, Bucks County, Pennsylvania, General Obligation Bonds,
	Series 2016A:
1,000	5.000%, 10/01/33	4/25 at 100.00	Aa3	1,160,370
1,860	5.000%, 10/01/34	4/25 at 100.00	Aa3	2,155,424
2,045	5.000%, 10/01/35	4/25 at 100.00	Aa3	2,365,840
2,620	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	2,922,689
	Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/30 – AGM Insured
3,925	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A,	No Opt. Call	A+	5,715,153
	5.000%, 6/01/34 – NPFG Insured
	Philadelphia, Pennsylvania, General Obligation Bonds, Series 2021A:
3,500	4.000%, 5/01/37	5/31 at 100.00	A	4,225,550
3,500	4.000%, 5/01/38	5/31 at 100.00	A	4,214,140

NQP	Nuveen Pennsylvania Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 745	PIttsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds,	9/22 at 100.00	AA	$ 781,304
	Series 2014A, 5.000%, 9/01/25 – BAM Insured
11,440	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series	No Opt. Call	Baa2	9,074,322
	2003B, 0.000%, 1/15/32 – NPFG Insured
	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016:
250	5.000%, 11/15/26	5/24 at 100.00	BB+	269,170
2,925	5.000%, 11/15/32	5/24 at 100.00	BB+	3,109,041
21,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia	No Opt. Call	AA	26,963,165
	School District, Series 2003, 5.500%, 6/01/28 – AGM Insured (UB) (4)
	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,
	Guaranteed Lease Revenue Bonds, Series 2016A:
85	5.000%, 11/15/21	No Opt. Call	BB+	85,269
170	5.000%, 11/15/28	5/24 at 100.00	BB+	175,183
103,135	Total Tax Obligation/General			116,252,802

	Tax Obligation/Limited – 8.8% (5.7% of Total Investments)
1,070	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg	10/21 at 100.00	N/R	963,000
	Mills Project, Series 2004, 5.600%, 7/01/23 (5)
1,475	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax	5/22 at 100.00	Baa3	1,522,038
	Revenue Bonds, Series 2012A, 5.000%, 5/01/35
200	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/31 at 100.00	N/R	252,952
	Bonds, 615 Waterfront Project, Senior Series 2021, 6.000%, 5/01/42, 144A
155	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/28 at 100.00	Ba3	186,119
	Bonds, City Center Project, Series 2018, 5.000%, 5/01/33, 144A
1,115	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Ba3	1,295,184
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master
	Settlement, Series 2018:
1,135	5.000%, 6/01/33	6/28 at 100.00	A1	1,401,419
1,180	4.000%, 6/01/39 – AGM Insured	6/28 at 100.00	AA	1,355,891
7,215	4.000%, 6/01/39 – AGM Insured (UB) (4)	6/28 at 100.00	AA	8,290,468
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,670	5.250%, 1/01/36	1/22 at 100.00	BB	1,697,338
655	5.125%, 1/01/42	1/22 at 100.00	BB	665,447
1,507	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue	7/24 at 100.00	N/R	1,566,873
	Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2014A:
2,650	0.000%, 12/01/37 (6)	12/26 at 100.00	AA–	3,052,323
4,000	0.000%, 12/01/44 (6)	12/26 at 100.00	AA–	4,586,200
2,500	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Subordinate Series	12/28 at 100.00	A+	3,075,925
	2018B, 5.000%, 12/01/48
5,530	Philadelphia Authority For Industrial Development, Pennsylvania, City Agreement Revenue	12/25 at 100.00	A	6,558,414
	Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/30
3,820	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel	8/22 at 100.00	AA	3,982,923
	Room Excise Tax Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/26 – AGM Insured
4,225	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	N/R	4,696,045
	5.500%, 7/01/29 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,375	4.750%, 7/01/53	7/28 at 100.00	N/R	1,573,550
85	5.000%, 7/01/58	7/28 at 100.00	N/R	98,417

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
$ 1,005	4.329%, 7/01/40	7/28 at 100.00	N/R	$ 1,142,464
507	4.329%, 7/01/40	7/28 at 100.00	N/R	576,348
3,244	4.784%, 7/01/58	7/28 at 100.00	N/R	3,712,401
825	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center	1/28 at 100.00	BB	907,962
	Tax Increment Bonds, Series 2018, 5.000%, 7/01/35
47,143	Total Tax Obligation/Limited			53,159,701

	Transportation – 10.4% (6.7% of Total Investments)
2,250	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A,	1/29 at 100.00	A+	2,822,085
	5.000%, 1/01/39
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds,
	Port District Project, Series 2012:
2,425	5.000%, 1/01/23	No Opt. Call	A	2,571,518
2,310	5.000%, 1/01/24	1/23 at 100.00	A	2,456,200
610	5.000%, 1/01/25	1/23 at 100.00	A	648,631
4,000	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	4,337,800
	Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured
12,100	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series	12/27 at 100.00	A	15,976,356
	2009E, 6.375%, 12/01/38
820	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second	6/26 at 100.00	A3	965,197
	Series 2016B-2, 5.000%, 6/01/39
3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2014C, 5.000%, 12/01/44	12/24 at 100.00	A+	3,404,550
10,470	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%,	12/25 at 100.00	A1	12,174,307
	12/01/45 (UB) (4)
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C,	6/26 at 100.00	AA	2,503,700
	6.250%, 6/01/33 – AGM Insured
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2017B-1:
1,430	5.000%, 6/01/31	6/27 at 100.00	A3	1,748,246
1,430	5.000%, 6/01/33	6/27 at 100.00	A3	1,741,669
1,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2019A,	12/29 at 100.00	A3	1,745,400
	4.000%, 12/01/49
1,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A,	12/30 at 100.00	A	1,173,370
	4.000%, 12/01/50
585	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017A, 3.000%,	7/27 at 100.00	AA	630,472
	7/01/34 – AGM Insured
1,500	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%,	7/27 at 100.00	A2	1,801,515
	7/01/47 (AMT)
1,725	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2020A,	7/30 at 100.00	A2	2,089,044
	4.000%, 7/01/35
	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Parking
	Revenue Bonds, Series 2017:
1,000	5.000%, 12/15/30	12/27 at 100.00	A	1,253,750
500	5.000%, 12/15/33	12/27 at 100.00	A	621,435
550	5.000%, 12/15/34	12/27 at 100.00	A	683,227
1,000	5.000%, 12/15/36	12/27 at 100.00	A	1,237,060
250	5.000%, 12/15/37	12/27 at 100.00	A	308,575
52,455	Total Transportation			62,894,107

	U.S. Guaranteed – 21.0% (13.6% of Total Investments) (7)
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72:
2,780	5.250%, 12/01/32 (Pre-refunded 12/01/23)	12/23 at 100.00	AA–	3,097,949
2,000	5.250%, 12/01/33 (Pre-refunded 12/01/23)	12/23 at 100.00	AA–	2,228,740
5,100	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012,	12/22 at 100.00	AA–	5,410,692
	5.000%, 12/01/37 (Pre-refunded 12/01/22)

NQP	Nuveen Pennsylvania Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$ 3,000	Bristol Township School District, Bucks County, Pennsylvania, General Obligation Bonds,	6/23 at 100.00	A2	$ 3,267,420
	Series 2013, 5.250%, 6/01/43 (Pre-refunded 6/01/23)
	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond
	Trust 2015-XF0123:
825	13.558%, 12/01/29 - AGM Insured, (Pre-refunded 12/01/21), 144A (IF) (4)	12/21 at 100.00	AA	855,022
1,665	13.571%, 12/01/33 - AGM Insured, (Pre-refunded 12/01/21), 144A (IF) (4)	12/21 at 100.00	AA	1,725,656
4,000	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health,	12/21 at 100.00	A+	4,051,720
	Refunding Series 2011, 5.375%, 12/01/41 (Pre-refunded 12/01/21)
4,100	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany	11/21 at 100.00	AA–	4,157,154
	Medical Center Project, Series 2011, 7.000%, 11/15/46 (Pre-refunded 11/15/21)
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2015:
625	4.000%, 1/01/33 (Pre-refunded 1/01/25)	1/25 at 100.00	N/R	699,800
560	5.000%, 1/01/38 (Pre-refunded 1/01/25)	1/25 at 100.00	N/R	645,540
610	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran	1/26 at 100.00	N/R	680,101
	Social Ministries Project, Series 2016, 3.250%, 1/01/39 (Pre-refunded 1/01/26)
1,235	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/24 at 100.00	N/R	1,399,601
	Inc – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46
	(Pre-refunded 7/01/24)
1,900	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/25 at 100.00	N/R	2,234,267
	Inc – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/47
	(Pre-refunded 7/01/25)
6,680	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds,	10/22 at 100.00	A1	6,966,706
	Refunding Series 2012, 4.000%, 10/15/32 (Pre-refunded 10/15/22)
3,385	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster	1/22 at 100.00	N/R	3,546,194
	General Hospital Project, Tender Option Bond Trust 2015-XF0065, 13.477%, 7/01/42
	(Pre-refunded 1/01/22), 144A (IF)
	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot
	Village Project, Series 2013:
1,000	5.375%, 5/01/28 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R	1,086,090
1,665	5.750%, 5/01/35 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R	1,818,696
6,685	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown	12/23 at 100.00	N/R	7,414,801
	Concession, Series 2013A, 5.125%, 12/01/47 (Pre-refunded 12/01/23)
4,600	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd	11/22 at 100.00	A–	4,805,298
	Group, Series 2012, 4.000%, 11/01/32 (Pre-refunded 11/01/22)
5,235	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of	5/22 at 100.00	A	5,403,724
	Technology, Series 2012, 5.000%, 5/01/32 (Pre-refunded 5/01/22)
	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical
	Center, Series 2012A:
365	4.000%, 1/01/25 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R	369,468
3,000	5.000%, 1/01/41 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R	3,046,620
3,730	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue	6/22 at 100.00	N/R	3,863,571
	Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31
	(Pre-refunded 6/01/22)
925	Montgomery County Industrial Development Authority, Pennsylvania, Health Facilities	4/22 at 100.00	Aa3	951,076
	Revenue Bonds, Jefferson Health System, Series 2012A, 5.000%, 10/01/41 (Pre-refunded 4/01/22)
2,150	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS	5/22 at 100.00	A–	2,224,132
	Retirement-Life Communities, Inc Obligated Group, Refunding Series 2012, 5.000%, 11/15/26
	(Pre-refunded 5/15/22)
3,500	Norristown Area School District, Pennsylvania, Installment Purchase Certificates of	4/22 at 100.00	N/R	3,593,450
	Participation, Series 2012, 5.000%, 4/01/32 (Pre-refunded 4/01/22)
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for
	Student Housing at Indiana University, Project Series 2012A:
1,000	5.000%, 7/01/27 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	1,040,230
750	5.000%, 7/01/32 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	780,173

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$ 1,195	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia	6/23 at 100.00	N/R	$ 1,295,201
	University, Refunding Series 2013, 5.000%, 6/01/32 (Pre-refunded 6/01/23)
420	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg	10/22 at 100.00	N/R	441,937
	University Student Services, Inc Student Housing Project at Shippensburg University of
	Pennsylvania, Series 2012, 5.000%, 10/01/44 (Pre-refunded 10/01/22)
2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University,	4/22 at 100.00	Aa3	2,056,980
	First Series of 2012, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
1,590	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University,	7/23 at 100.00	A–	1,745,899
	Series 2013A, 5.500%, 7/15/38 (Pre-refunded 7/15/23)
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2011B:
2,065	5.000%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	A2	2,090,048
1,935	5.000%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	AA–	1,958,220
3,180	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/21 at 100.00	AA–	3,218,573
	Bonds, Subordinate Series 2012A, 5.000%, 12/01/31 (Pre-refunded 12/01/21)
7,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/23 at 100.00	AA–	7,767,060
	Bonds, Subordinate Series 2013B-1, 5.250%, 12/01/43 (Pre-refunded 12/01/23)
2,500	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2013A, 5.125%,	1/22 at 100.00	A+	2,541,150
	1/01/43 (Pre-refunded 1/01/22)
	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B:
2,590	5.000%, 9/01/25 (Pre-refunded 9/01/22)	9/22 at 100.00	AA–	2,716,185
6,800	5.000%, 9/01/26 (Pre-refunded 9/01/22)	9/22 at 100.00	AA–	7,131,296
1,000	Radnor Township, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/37	11/22 at 100.00	Aa1	1,045,230
	(Pre-refunded 11/01/22)
1,335	Saint Mary Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Trinity Health	12/28 at 100.00	N/R	1,721,402
	Credit Group, Refunding Series 2019PA, 5.000%, 12/01/48 (Pre-refunded 12/01/28)
3,000	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated	6/24 at 100.00	Aa3	3,397,830
	Group, Refunding Series 2014A, 5.000%, 6/01/44 (Pre-refunded 6/01/24)
3,470	Washington County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The	7/23 at 100.00	N/R	3,768,142
	Washington Hospital Project, Series 2013A, 5.000%, 7/01/28 (Pre-refunded 7/01/23)
	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds,
	Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B:
1,885	5.625%, 1/01/32 (Pre-refunded 1/01/22)	1/22 at 100.00	A1	1,919,137
1,970	5.750%, 1/01/41 (Pre-refunded 1/01/22)	1/22 at 100.00	A1	2,006,504
1,930	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds,	8/23 at 100.00	A+	2,651,550
	Tender Option Bond Trust 2016-XF1058, 18.427%, 8/15/37 (Pre-refunded 8/15/23), 144A (IF) (4)
118,935	Total U.S. Guaranteed			126,836,235

	Utilities – 14.4% (9.3% of Total Investments)
	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2015:
3,325	5.000%, 12/01/40	12/25 at 100.00	Aa3	3,900,524
3,320	5.000%, 12/01/45	12/25 at 100.00	Aa3	3,868,962
3,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	3,067,590
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35
	(Mandatory Put 7/01/22)
2,540	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	3,175
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (5)
9,855	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	12,319
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (5)
6,210	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	7,762
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (5)
2,000	Bethel Park Municipal Authority, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series	9/30 at 100.00	AA	2,143,860
	2020B, 3.000%, 9/01/47

NQP	Nuveen Pennsylvania Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 720	Bucks County Water and Sewer Authority, Pennsylvania, Water System Revenue Bonds,	12/28 at 100.00	AA	$ 711,360
	Series 2020, 2.125%, 12/01/45
	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewer Revenue
	Bonds, Series 2015:
1,110	5.000%, 5/01/40	5/25 at 100.00	Aa3	1,277,277
2,220	4.000%, 5/01/45	5/25 at 100.00	Aa3	2,385,901
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Capital Appreciation Series 2013B:
7,295	0.000%, 12/01/34	No Opt. Call	A	5,408,367
4,420	0.000%, 12/01/35	No Opt. Call	A	3,177,892
5,815	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown	12/23 at 100.00	A	6,371,495
	Concession, Series 2013A, 5.125%, 12/01/47
295	Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds,	12/29 at 100.00	A+	321,810
	Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%,
	12/01/39 (AMT) (Mandatory Put 12/03/29)
3,475	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	10/29 at 100.00	A–	3,763,355
	York Water Company Project, Refunding Series 2019A, 3.000%, 10/01/36 (AMT)
3,400	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/29 at 100.00	A–	3,690,734
	York Water Company Project, Refunding Series 2019B, 3.100%, 11/01/38 (AMT)
2,025	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	B3	1,582,497
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
7,500	Pennsylvania Economic Development Financing Authority, Revenue Bonds,	10/29 at 100.00	A+	8,152,950
	Pennsylvania-American Water Company, Refunding Series 2019, 3.000%, 4/01/39
3,165	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, 1998 General Ordinance, Sixteenth	8/30 at 100.00	AA	3,947,641
	Series 2020A, 5.000%, 8/01/50 – AGM Insured
5,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifteenth Series	8/27 at 100.00	A	5,950,050
	2017, 5.000%, 8/01/47
2,735	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015,	8/25 at 100.00	A	3,213,297
	5.000%, 8/01/29
	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2018A:
5,000	5.000%, 10/01/48 (UB) (4)	10/28 at 100.00	A+	6,198,600
7,000	5.000%, 10/01/53 (UB) (4)	10/28 at 100.00	A+	8,666,140
1,070	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2019B,	11/29 at 100.00	A+	1,347,323
	5.000%, 11/01/54
5,000	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/23 at 100.00	A	5,473,150
	Bonds, First Lien Series 2013B, 5.250%, 9/01/40
	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue
	Bonds, Refunding Series 2020:
1,000	4.000%, 8/15/24 – AGM Insured	No Opt. Call	AA	1,103,070
1,000	2.450%, 8/15/37 – AGM Insured	8/28 at 100.00	AA	1,026,560
99,495	Total Utilities			86,773,661
$ 847,699	Total Municipal Bonds (cost $840,733,715)			912,061,138

Shares	Description (1)	Value
	COMMON STOCKS – 3.8% (2.4% of Total Investments)
	Electric Utilities – 3.8% (2.4% of Total Investments)
601,606	Energy Harbor Corp (8), (9), (10)	$ 22,760,560
	Total Common Stocks (cost $16,839,773)	22,760,560
	Total Long-Term Investments (cost $857,573,488)	934,821,698
	Floating Rate Obligations – (20.5)%	(123,515,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (36.0)% (11)	(216,768,483)
	Other Assets Less Liabilities – 1.4%	8,411,915
	Net Asset Applicable to Common Shares – 100%	$ 602,950,130

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Common Stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35; and Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35.
(9)	For fair value measurement disclosure purposes, investment classified as Level 2.
(10)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(11)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 23.2%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

August 31, 2021 (Unaudited)

	NAZ	NUO	NXJ	NQP
Assets
Long-term investments, at value (cost $254,604,941, $442,608,245,
$931,276,459 and $857,573,488, respectively)	$277,713,485	$487,792,374	$1,033,032,419	$934,821,698
Cash	3,178,397	—	706,777	884,909
Receivable for:
Interest	2,316,412	4,636,122	9,617,064	9,625,631
Investments sold	—	2,090,000	1,973,725	1,442,350
Other assets	692	38,106	221,340	202,344
Total assets	283,208,986	494,556,602	1,045,551,325	946,976,932
Liabilities
Cash overdraft	—	1,357,459	—	—
Floating Rate Obligations	9,755,000	20,000,000	34,450,000	123,515,000
Payable for:
Dividends	559,659	841,741	2,212,446	1,918,961
Interest	21,538	3,041	62	2,348
Investments purchased - when-issued/delayed-delivery settlement	5,799,025	—	—	1,000,000
Adjustable Rate MuniFund Term Preferred ("AMTP") Shares, net of deferred offering costs (liquidation preference $88,300,000, $—, $— and
$—, respectively)	88,236,966	—	—	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $—, $148,000,000, $313,900,000 and
$217,500,000, respectively)	—	147,784,120	312,591,184	216,768,483
Accrued expenses:
Management fees	143,525	248,536	515,325	460,110
Trustees fees	569	37,434	200,150	188,088
Other	82,147	108,379	197,268	173,812
Total liabilities	104,598,429	170,380,710	350,166,435	344,026,802

Commitments and contingencies (as disclosed in Note 8)
Net assets applicable to common shares	$178,610,557	$324,175,892	$ 695,384,890	$602,950,130
Common shares outstanding	11,581,276	18,316,955	41,482,936	37,383,341
Net asset value (“NAV”) per common share outstanding	$ 15.42	$ 17.70	$ 16.76	$ 16.13

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$ 115,813	$ 183,170	$ 414,829	$ 373,833
Paid-in-surplus	156,454,374	278,300,757	591,914,697	528,814,663
Total distributable earnings	22,040,370	45,691,965	103,055,364	73,761,634
Net assets applicable to common shares	$178,610,557	$324,175,892	$ 695,384,890	$602,950,130
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended August 31, 2021 (Unaudited)

	NAZ	NUO	NXJ	NQP
Investment Income	$4,884,795	$ 8,037,921	$19,003,437	$16,421,268
Expenses
Management fees	849,187	1,472,587	3,051,665	2,718,864
Interest expense and amortization of offering costs	417,606	832,878	1,550,594	1,297,410
Custodian fees	20,433	26,296	50,904	44,856
Trustees fees	3,598	6,379	13,686	11,068
Professional fees	19,582	22,726	29,155	30,106
Shareholder reporting expenses	7,575	12,364	19,954	20,975
Shareholder servicing agent fees	8,746	7,357	10,052	12,007
Stock exchange listing fees	3,347	3,347	5,696	5,133
Investor relations expenses	5,860	10,330	21,699	17,714
Other	9,714	24,332	27,591	25,960
Total expenses	1,345,648	2,418,596	4,780,996	4,184,093
Net investment income (loss)	3,539,147	5,619,325	14,222,441	12,237,175
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	59,552	212,942	190,548	427,150
Change in net unrealized appreciation (depreciation) of investments	3,981,154	5,593,391	13,686,141	16,818,970
Net realized and unrealized gain (loss)	4,040,706	5,806,333	13,876,689	17,246,120
Net increase (decrease) in net assets applicable to common shares
from operations	$7,579,853	$11,425,658	$28,099,130	$29,483,295

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NAZ		NUO
	Six Months		Six Months
	Ended	Year	Ended	Year
	8/31/21	Ended	8/31/21	Ended
	(Unaudited)	2/28/21	(Unaudited)	2/28/21
Operations
Net investment income (loss)	$ 3,539,147	$ 7,038,594	$ 5,619,325	$ 10,946,072
Net realized gain (loss) from:
Investments	59,552	331,564	212,942	245,489
Futures contracts	—	—	—	—
Change in net unrealized appreciation
(depreciation) of:
Investments	3,981,154	(6,433,033)	5,593,391	(8,679,685)
Futures contracts	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares
from operations	7,579,853	937,125	11,425,658	2,511,876
Distributions to Common Shareholders
Dividends	(3,473,548)	(6,612,097)	(5,385,185)	(10,662,299)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(3,473,548)	(6,612,097)	(5,385,185)	(10,662,299)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to
shareholders due to reinvestment
of distributions	103,626	51,671	—	—
Cost of shares repurchased
and retired	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	103,626	51,671	—	—
Net increase (decrease) in net assets
applicable to common shares	4,209,931	(5,623,301)	6,040,473	(8,150,423)
Net assets applicable to common
shares at the beginning of period	174,400,626	180,023,927	318,135,419	326,285,842
Net assets applicable to common
shares at the end of period	$178,610,557	$174,400,626	$324,175,892	$318,135,419

See accompanying notes to financial statements.

	NXJ		NQP
	Six Months		Six Months
	Ended	Year	Ended	Year
	8/31/21	Ended	8/31/21	Ended
	(Unaudited)	2/28/21	(Unaudited)	2/28/21
Operations
Net investment income (loss)	$ 14,222,441	$ 29,315,727	$ 12,237,175	$ 24,966,900
Net realized gain (loss) from:
Investments	190,548	(362,036)	427,150	(993)
Futures contracts	—	(652,366)	—	(2,566,296)
Change in net unrealized appreciation
(depreciation) of:
Investments	13,686,141	(28,995,471)	16,818,970	(25,091,595)
Futures contracts	—	203,441	—	830,629
Net increase (decrease) in net assets
applicable to common shares
from operations	28,099,130	(490,705)	29,483,295	(1,861,355)
Distributions to Common Shareholders
Dividends	(14,560,510)	(27,757,563)	(12,560,802)	(24,130,948)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(14,560,510)	(27,757,563)	(12,560,802)	(24,130,948)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to
shareholders due to reinvestment
of distributions	—	—	—	—
Cost of shares repurchased
and retired	—	(342,032)	—	—
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	—	(342,032)	—	—
Net increase (decrease) in net assets
applicable to common shares	13,538,620	(28,590,300)	16,922,493	(25,992,303)
Net assets applicable to common
shares at the beginning of period	681,846,270	710,436,570	586,027,637	612,019,940
Net assets applicable to common
shares at the end of period	$695,384,890	$681,846,270	$602,950,130	$586,027,637

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended August 31, 2021 (Unaudited)

	NAZ	NUO	NXJ	NQP
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common
Shares from Operations	$ 7,579,853	$ 11,425,658	$ 28,099,130	$ 29,483,295
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by
(used in) operating activities:
Purchases of investments	(8,498,430)	(21,725,226)	(68,243,564)	(39,068,638)
Proceeds from sales and maturities of investments	4,508,988	22,100,811	67,902,371	51,398,099
Proceeds from (Purchase of) short-term investments, net	—	—	100,000	1,450,000
Taxes paid	(583)	—	(1,453)	—
Amortization (Accretion) of premiums and discounts, net	1,102,950	1,472,682	896,390	1,980,706
Amortization of deferred offering costs	4,381	4,942	30,389	17,341
(Increase) Decrease in:
Receivable for interest	(12,237)	53,285	167,493	561,126
Receivable for investments sold	—	(2,090,000)	(1,749,614)	3,557,650
Other assets	(666)	(1,404)	(28,795)	(24,322)
Increase (Decrease) in:
Payable for interest	10,357	(14,061)	(64,885)	(240,955)
Payable for investments purchased - regular settlement	—	—	(495,017)	(3,026,190)
Payable for investments purchased - when-issued/delayed-delivery settlement	5,799,025	(1,439,088)	—	(10,300,000)
Accrued management fees	13,924	23,519	48,195	46,130
Accrued Trustees fees	(2,331)	(310)	5,936	6,207
Accrued other expenses	(16,333)	414	16,745	8,497
Net realized (gain) loss from investments	(59,552)	(212,942)	(190,548)	(427,150)
Change in net unrealized appreciation (depreciation) of investments	(3,981,154)	(5,593,391)	(13,686,141)	(16,818,970)
Net cash provided by (used in) operating activities	6,448,192	4,004,889	12,806,632	18,602,826
Cash Flow from Financing Activities:
(Repayments of) floating rate obligations	—	—	(330,000)	(7,080,000)
Increase (Decrease) in cash overdraft	—	1,357,459	—	—
Cash distributions paid to common shareholders	(3,369,506)	(5,386,151)	(14,554,066)	(12,561,620)
Net cash provided by (used in) financing activities	(3,369,506)	(4,028,692)	(14,884,066)	(19,641,620)
Net Increase (Decrease) in Cash	3,078,686	(23,803)	(2,077,434)	(1,038,794)
Cash at the beginning of period	99,711	23,803	2,784,211	1,923,703
Cash at the end of period	3,178,397	—	706,777	884,909

Supplemental Disclosure of Cash Flow Information	NAZ	NUO	NXJ	NQP
Cash paid for interest (excluding amortization of offering costs)	$ 402,868	$ 841,997	$ 1,585,090	$ 1,521,025
Non-cash financing activities not included herein consists of reinvestments
of common share distributions	103,626	—	—	—

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

Selected data for a common share outstanding throughout each period:

					Less Distributions
		Investment Operations			to Common Shareholders				Common Share
									Premium	Discount
									per	per
						From			Share	Share
	Beginning	Net	Net		From	Accum-			Sold	Repur-
	Common	Investment	Realized/		Net	ulated Net		Shelf	through	chased		Ending
	Share	Income	Unrealized		Investment	Realized		Offering	Shelf	and	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering	Retired	NAV	Price
NAZ
Year Ended 2/29-2/28:
2022(e)	$15.07	$0.31	$0.34	$ 0.65	$(0.30)	$ —	$(0.30)	$ —	$ —	$ —	$15.42	$16.01
2021	15.56	0.61	(0.53)	0.08	(0.57)	—	(0.57)	—	—	—	15.07	15.17
2020	14.18	0.56	1.34	1.90	(0.52)	—	(0.52)	—	—	—	15.56	13.89
2019	14.11	0.52	0.04	0.56	(0.52)	—	(0.52)	0.01	—	0.02	14.18	12.46
2018	14.26	0.63	(0.13)	0.50	(0.64)	—	(0.64)	(0.01)	—*	—	14.11	13.69
2017	15.01	0.68	(0.68)	—	(0.75)	—	(0.75)	—	—	—	14.26	14.22

NUO
Year Ended 2/29-2/28:
2022(e)	17.37	0.31	0.31	0.62	(0.29)	—	(0.29)	—	—	—	17.70	16.48
2021	17.81	0.60	(0.46)	0.14	(0.55)	(0.03)	(0.58)	—	—	—	17.37	15.14
2020	16.26	0.46	1.67	2.13	(0.52)	(0.06)	(0.58)	—	—	—	17.81	15.41
2019	16.12	0.55	0.15	0.70	(0.56)	(0.03)	(0.59)	—	—	0.03	16.26	14.24
2018	16.34	0.68	(0.19)	0.49	(0.71)	—	(0.71)	—	—	—	16.12	14.14
2017	17.16	0.74	(0.81)	(0.07)	(0.75)	—	(0.75)	—	—	—	16.34	14.97

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based	Ending		Net
Based	on	Net		Investment	Portfolio
on	Share	Assets		Income	Turnover
NAV(a)	Price(a)	(000)	Expenses(c)	(Loss)	Rate(d)

4.33%	7.60%	$178,611	1.50%**	3.95%**	2%
0.62	13.67	174,401	1.75	4.06	13
13.60	15.89	180,024	2.32	3.76	6
4.29	(5.09)	164,080	2.61	3.73	11
3.44	0.69	165,024	2.03	4.35	19
(0.07)	(5.03)	165,141	1.91	4.54	13

3.61	10.84	324,176	1.48**	3.44**	4
0.78	2.07	318,135	1.73	3.43	6
13.39	12.40	326,286	2.34	2.70	15
4.65	5.14	297,774	2.35	3.44	12
2.98	(0.93)	298,629	1.94	4.10	16
(0.49)	1.67	302,690	1.79	4.35	8

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund in the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NAZ		NUO
Year Ended 2/29-2/28:		Year Ended 2/29-2/28:
2022(e)	0.47%**	2022(e)	0.51%**
2021	0.68	2021	0.71
2020	1.25	2020	1.20
2019	1.39	2019	1.28
2018	0.95	2018	0.90
2017	0.87	2017	0.77

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	Unaudited. For the six months ended August 31, 2021.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

					Less Distributions
		Investment Operations			to Common Shareholders				Common Share
									Premium	Discount
									per	per
						From			Share	Share
	Beginning	Net	Net		From	Accum-			Sold	Repur-
	Common	Investment	Realized/		Net	ulated Net		Shelf	through	chased		Ending
	Share	Income	Unrealized		Investment	Realized		Offering	Shelf	and	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering	Retired	NAV	Price
NXJ
Year Ended 2/29-2/28:
2022(f)	$16.44	$0.34	$ 0.33	$0.67	$(0.35)	$ —	$(0.35)	$ —	$ —	$ —	$16.76	$15.59
2021	17.12	0.71	(0.72)	(0.01)	(0.67)	—	(0.67)	—	—	—	16.44	14.09
2020	15.49	0.64	1.65	2.29	(0.65)	(0.01)	(0.66)	—	—	—	17.12	14.73
2019	15.37	0.66	0.14	0.80	(0.66)	(0.08)	(0.74)	—	—	0.06	15.49	13.47
2018	15.21	0.71	0.15	0.86	(0.70)	—	(0.70)	—	—	—*	15.37	13.10
2017(e)	16.18	0.60	(0.94)	(0.34)	(0.63)	—	(0.63)	—	—	—	15.21	13.42
Year Ended 4/30:
2016	15.53	0.79	0.66	1.45	(0.82)	(0.01)	(0.83)	—	—	0.03	16.18	14.66

NQP
Year Ended 2/29-2/28:
2022(f)	15.68	0.33	0.46	0.79	(0.34)	—	(0.34)	—	—	—	16.13	15.09
2021	16.37	0.67	(0.71)	(0.04)	(0.65)	—	(0.65)	—	—	—	15.68	14.15
2020	14.99	0.62	1.37	1.99	(0.61)	—	(0.61)	—	—	—	16.37	14.46
2019	14.71	0.62	0.27	0.89	(0.59)	(0.04)	(0.63)	—	—	0.02	14.99	13.02
2018	14.79	0.69	(0.08)	0.61	(0.69)	—***	(0.69)	—	—	—*	14.71	12.52
2017(e)	16.08	0.60	(1.24)	(0.64)	(0.62)	(0.03)	(0.65)	—	—	—	14.79	13.30
Year Ended 4/30:
2016	15.64	0.80	0.46	1.26	(0.83)	—	(0.83)	—	—	0.01	16.08	14.91

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based	Ending		Net
Based	on	Net		Investment	Portfolio
on	Share	Assets		Income	Turnover
NAV(a)	Price(a)	(000)	Expenses(c)	(Loss)	Rate(d)

4.10%	13.21%	$695,385	1.37%**	4.06%**	7%
0.08	0.42	681,846	1.55	4.36	12
15.02	14.43	710,437	2.07	3.94	8
5.77	8.86	642,961	2.13	4.30	16
5.66	2.74	653,684	1.78	4.55	11
(2.20)	(4.35)	647,626	1.76**	4.54**	12

9.85	14.79	688,971	1.56	5.12	14

5.05	9.08	602,950	1.39**	4.06**	4
(0.29)	2.56	586,028	1.62	4.28	10
13.62	15.97	612,020	2.24	3.95	11
6.40	9.41	560,395	2.44	4.19	8
4.12	(0.85)	555,094	2.05	4.56	12
(4.19)	(6.66)	558,373	1.87**	4.57**	16

8.46	14.21	607,240	1.51	5.13	16

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund in the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:
NXJ		NQP
Year Ended 2/29-2/28:		Year Ended 2/29-2/28:
2022(f)	0.44%**	2022(f)	0.43%**
2021	0.60	2021	0.64
2020	1.11	2020	1.26
2019	1.13	2019	1.43
2018	0.80	2018	1.06
2017(e)	0.79**	2017(e)	0.89**
Year Ended 4/30:		Year Ended 4/30:
2016	0.57	2016	0.56

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, divided by the average long-term market value during the period.
(e)	For the ten months ended February 28, 2017.
(f)	Unaudited. For the six months ended August 31, 2021.
*	Rounds to less than $0.01 per share.
**	Annualized.
***	Rounds to more than $(0.01) per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

	AMTP Shares		VMTP Shares		VRDP Shares
	at the End of Period		at the End of Period		at the End of Period

	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $100,000	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share
NAZ
Year Ended 2/29-2/28:
2022(a)	$88,300	$302,277	$ —	$ —	$ —	$ —
2021	88,300	297,509	—	—	—	—
2020	88,300	303,878	—	—	—	—
2019	88,300	285,822	—	—	—	—
2018	—	—	88,300	286,891	—	—
2017	—	—	88,300	287,022	—	—

NUO
Year Ended 2/29-2/28:
2022(a)	—	—	—	—	148,000	319,038
2021	—	—	—	—	148,000	314,956
2020	—	—	—	—	148,000	320,463
2019	—	—	—	—	148,000	301,199
2018	—	—	—	—	148,000	301,776
2017	—	—	—	—	148,000	304,520

(a)	Unaudited. For the six months ended August 31, 2021.

					VMTP and
	VMTP Shares		VRDP Shares		VRDP Shares at
	at the End of Period		at the End of Period		the End of Period
					Asset
	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	Preference

NXJ
Year Ended 2/29-2/28:
2022(b)	$ —	$ —	$313,900	$321,531	$ —
2021	—	—	313,900	317,218	—
2020	—	—	313,900	326,326	—
2019	—	—	313,900	304,830	—
2018	—	—	313,900	308,246	—
2017(a)	—	—	313,900	306,316	—
Year Ended 4/30:
2016	—	—	313,900	319,488	—

NQP
Year Ended 2/29-2/28:
2022(b)	—	—	217,500	377,218	—
2021	—	—	217,500	369,438	—
2020	—	—	217,500	381,388	—
2019	—	—	217,500	357,653	—
2018	87,000	282,297	217,500	282,297	2.82
2017(a)	87,000	283,374	217,500	283,374	2.83
Year Ended 4/30:
2016	48,000	328,716	217,500	328,716	3.29

(a)	For the ten months ended February 28, 2017.
(b)	Unaudited. For the six months ended August 31, 2021.

See accompanying notes to financial statements.

Notes to

Financial Statements (Unaudited)

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen Arizona Quality Municipal Income Fund (NAZ)

• Nuveen Ohio Quality Municipal Income Fund (NUO)

• Nuveen New Jersey Quality Municipal Income Fund (NXJ)

• Nuveen Pennsylvania Quality Municipal Income Fund (NQP)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified, closed-end management investment companies. NAZ, NUO, NXJ and NQP were organized as Massachusetts business trusts on April 8, 2013, April 8, 2013, June 1, 1999, and December 20, 1990, respectively (NAZ and NUO previously organized as Minnesota trusts on January 23, 1991 and October 17, 1991, respectively).

The end of the reporting period for the Funds is August 31, 2021, and the period covered by these Notes to Financial Statements is the six months ended August 31, 2021 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices.  New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market

Notes to Financial Statements (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NAZ	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$277,713,485	$ —	$277,713,485
NUO
Long-Term Investments*:
Municipal Bonds	$ —	$485,345,449	$ —	$485,345,449
Common Stocks	—	2,446,925**	—	2,446,925
Total	$ —	$487,792,374	$ —	$487,792,374
NXJ
Long-Term Investments*:
Municipal Bonds	$ —	$1,033,032,419	$ —	$1,033,032,419
NQP
Long-Term Investments*:
Municipal Bonds	$ —	$912,061,138	$ —	$912,061,138
Common Stocks	—	22,760,560**	—	22,760,560
Total	$ —	$934,821,698	$ —	$934,821,698

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 - Portfolio Securities and Investments in Derivatives. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in Note 5 - Fund Shares.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

Notes to Financial Statements (continued)

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstandings	NAZ	NUO	NXJ	NQP
Floating rate obligations: self-deposited Inverse Floaters	$ 9,755,000	$20,000,000	$34,450,000	$123,515,000
Floating rate obligations: externally-deposited Inverse Floaters	6,715,000	4,480,000	59,715,000	17,525,000
Total	$16,470,000	$24,480,000	$94,165,000	$141,040,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NAZ	NUO	NXJ	NQP
Average floating rate obligations outstanding	$9,755,000	$20,000,000	$34,639,658	$127,646,616
Average annual interest rate and fees	0.58%	0.53%	0.52%	0.56%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NAZ	NUO	NXJ	NQP
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$9,755,000	$20,000,000	$34,450,000	$123,515,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	4,480,000	59,715,000	10,760,000
Total	$9,755,000	$24,480,000	$94,165,000	$134,275,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NAZ	NUO	NXJ	NQP
Purchases	8,498,430	21,725,226	68,243,564	39,068,638
Sales and maturities	4,508,988	22,100,811	67,902,371	51,398,099

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative investments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NAZ		NUO
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/21	2/28/21	8/31/21	2/28/21
Common shares:
Issued to shareholders due to reinvestments of distributions	6,763	3,355	—	—
Repurchased and retired	—	—	—	—
Weighted average common share:
Price per share repurchased and retired	$ —	$ —	$ —	$ —
Discount per share repurchased and retired	—%	—%	—%	—%

Notes to Financial Statements (continued)

	NXJ		NQP
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/21	2/28/21	8/31/21	2/28/21
Common shares:
Issued to shareholders due to reinvestments of distributions	—	—	—	—
Repurchased and retired	—	(25,343)	—	—
Weighted average common share:
Price per share repurchased and retired	$ —	$13.36	$ —	$ —
Discount per share repurchased and retired	—%	16.96%	—%	—%

Preferred Shares

Adjustable Rate MuniFund Term Preferred Shares

The following Fund has issued and has outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.

The details of the Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

				Liquidation
				Preference,
		Shares	Liquidation	Net of Deferred
Fund	Series	Outstanding	Preference	Offering Costs

NAZ	2028	883	$88,300,000	$88,236,966

The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fails to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.

In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:

			Term
	Notice		Redemption	Premium
Fund	Period	Series	Date	Expiration Date

NAZ	540-day	2028	December 1, 2028*	February 13, 2019

* Subject to early termination by either the Fund or the holder.

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NAZ
Average liquidation preference of AMTP Shares outstanding	$88,300,000
Annualized dividend rate	0.86%

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.

AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with the Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares

The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, NUO, NXJ and NQP had $147,784,120, $312,591,184 and $216,768,483 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Remarketing	Liquidation	Special Rate
Fund	Series	Outstanding	Fees*	Preference	Period Expiration	Maturity

NUO	1	1,480	N/A	$148,000,000	November 9, 2022	September 1, 2043

NXJ	1	810	N/A	$ 81,000,000	July 20, 2022	August 3, 2043
	2	1,443	N/A	144,300,000	April 1, 2043**	April 1, 2043
	3	886	N/A	88,600,000	April 1, 2043**	April 1, 2043

NQP	2	1,125	N/A	$112,500,000	December 1, 2042**	December 1, 2042
	3	1,050	N/A	105,000,000	December 1, 2042**	December 1, 2042

*	Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
**	Subject to earlier termination by either the Fund or the holder.
N/A	- Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

All series of NUO’s, NXJ’s, and NQP’s VRDP Shares are considered to be Special Rate Period VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarking fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, or the Board may approve a subsequent special rate period.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NUO	NXJ	NQP
Average liquidation preference of VRDP Shares outstanding	$148,000,000	$313,900,000	$217,500,000
Annualized dividend rate	1.04%	0.90%	0.84%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection

Notes to Financial Statements (continued)

with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund may also pay a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Preferred Share Transactions

The Funds did not have any transactions in preferred shares during the current or prior fiscal period.

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of August 31, 2021.

	NAZ	NUO	NXJ	NQP
Tax cost of investments	$244,696,514	$422,592,237	$895,441,756	$733,852,487
Gross unrealized:
Appreciation	23,408,126	45,360,795	104,615,571	78,243,359
Depreciation	(146,097)	(160,518)	(1,474,753)	(788,199)
Net unrealized appreciation (depreciation) of investments	$ 23,262,029	$ 45,200,277	$103,140,818	$ 77,455,160

Permanent differences, primarily due to treatment of distribution reallocations, federal taxes paid, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of February 28, 2021, the Funds’ last tax year end.

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2021, the Funds’ last tax year end, were as follows:

	NAZ	NUO	NXJ	NQP
Undistributed net tax-exempt income[1]	$1,104,598	$953,599	$3,869,402	$2,851,108
Undistributed net ordinary income[2]	21,142	—	—	—
Undistributed net long-term capital gains	—	—	—	—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2021, paid on March 1, 2021.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended February 28, 2021 was designated for purposes of the dividends paid deduction as follows:

	NAZ	NUO	NXJ	NQP
Distributions from net tax-exempt income	$6,607,032	$10,082,161	$27,753,806	$23,962,492
Distributions from net ordinary income[2]	5,065	47,767	3,757	168,456
Distributions from net long-term capital gains	—	532,371	—	—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of February 28, 2021, the Funds’ last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NAZ	NXJ	NQP
Not subject to expiration:
Short-term	$1,694,456	$1,088,334	$3,035,210
Long-term	189,608	167,486	1,500,394
Total	$1,884,064	$1,255,820	$4,535,604

During the Funds’ last tax year ended February 28, 2021, NAZ utilized $365,557 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of August 31, 2021, the complex-level fee for each Fund was 0.1534%.

Notes to Financial Statements (continued)

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the following Funds engaged in cross-trades pursuant to these procedures as follows:

Cross-Trades	NAZ	NXJ	NQP
Purchase	$301,215	$ —	$ —
Sales	—	7,022,980	1,450,000
Realized gain (loss)	—	1,268	—

8. Commitments and Contingencies

In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts and certain agreements related to preferred shares, which are each described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.

From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, the Funds are not subject to any material legal proceedings.

9. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multifactor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2022 unless extended or renewed.

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Prior to June 23, 2021, the drawn interest rate was equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increase of the $230 million commitment amount during the reporting period. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

NQP
Maximum outstanding balance	$8,300,000

During the Funds’ utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

NQP
Utilization period (days outstanding)	1
Average daily balance outstanding	$8,300,000
Average annual interest rate	1.28%

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Risk Considerations (Unaudited)

Risk Considerations

Fund Shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Arizona Quality Municipal Income Fund (NAZ)
Nuveen Ohio Quality Municipal Income Fund (NUO)
Nuveen New Jersey Quality Municipal Income Fund (NXJ)
Nuveen Pennsylvania Quality Municipal Income Fund (NQP)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NAZ, www.nuveen.com/NUO, www.nuveen.com/NXJ and www.nuveen.com/NQP.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B. R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Matthew Thornton III	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s Website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAZ	NUO	NXJ	NQP
Common shares repurchased	0	0	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

•	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
•	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
•	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
•	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
•	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
•	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.
•	S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
•	S&P Municipal Bond Indexes Arizona, New Jersey, Pennsylvania and Ohio: Unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade municipal bond markets in Arizona, New Jersey, Pennsylvania and Ohio, respectively. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
•	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Annual Investment Management Agreement Approval Process (Unaudited)

At a meeting held on May 25-27, 2021 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”), pursuant to which the Adviser serves as the investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”), pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.

In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital-raising trends in the broader closed-end fund market and with respect to Nuveen closed-end funds and a review of the leverage management actions taken on behalf of the closed-end funds particularly during the periods of market volatility generally caused by the COVID-19 pandemic); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.

The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); and with respect to closed-end funds, managing leverage, monitoring asset coverage and promoting an orderly secondary market.

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:

•	Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
•	Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;
•	Risk Management and Valuation Services – continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;

•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;
•	Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds; and
•	with respect specifically to closed-end funds, such continuing services also included:
•	• Leverage Management Services – continuing to actively manage the various forms of leverage utilized across the complex, including through committing resources and focusing on sourcing/structure development and bank provider management, which was key to navigating the respective funds through the COVID-related market volatility in 2020;
•	• Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
•	• Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade are reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year. The Board continuously reviews all closed-end fund discounts and the fund’s performance relative to both primary and secondary benchmarks and peers. In its review, the Board considers, among other things, changes to investment mandates and guidelines, enhanced and attractive distribution policies, leverage levels and types, fund reorganizations, share repurchases and similar capital market actions and effective communications programs to build greater awareness and deepen understanding of closed-end funds.

The Board’s determinations with respect to each Fund are summarized below.

For Nuveen Arizona Quality Municipal Income Fund (the “Arizona Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. The Fund also outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2021 and ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and first quartile for the three- and five-year periods ended March 31, 2021. Similarly, for the periods ended May 14, 2021, the Fund outperformed its benchmark for the one-, three- and five-year periods and ranked in the second quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy for certain periods. Based on its review, the Board was satisfied with the Fund’s overall performance.

For Nuveen Ohio Quality Municipal Income Fund (the “Ohio Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. Although the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2021, the Fund ranked in the first quartile of its Performance Peer Group for the three-year period ended March 31, 2021 and second quartile for the five-year period ended March 31, 2021 and outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2021. In addition, for the periods ended May 14, 2021, although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period, the Fund ranked in the first quartile for the three-year period and second quartile for the five-year period. Although the Fund’s performance was slightly below the performance of its benchmark for the five-year period, the Fund outperformed its benchmark for the one- and three-year periods ended May 14, 2021. In its review, the Board recognized that the Performance Peer Group was classified as low for relevancy for certain periods. Based on its review, the Board was satisfied with the Fund’s overall performance.

For Nuveen New Jersey Quality Municipal Income Fund (the “New Jersey Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. Although the Fund ranked in the third quartile of its Performance Peer Group for the one-year periods ended March 31, 2021 and May 14, 2021, the Fund ranked in the first quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2021 and May 14, 2021 and outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2021 and May 14, 2021. In its review, the Board recognized that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was satisfied with the Fund’s overall performance.

For Nuveen Pennsylvania Quality Municipal Income Fund (the “Pennsylvania Fund”), the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2020 and ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2020 and first quartile for the three- and five-year periods ended December 31, 2020. Although the Fund ranked in the third quartile of its Performance Peer Group for the one- and five-year periods ended March 31, 2021 and May 14, 2021, the Fund ranked in the first quartile of its Performance Peer Group for the three-year periods ended March 31, 2021 and May 14, 2021. The Fund further outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2021 and May 14, 2021. In its review, the Board recognized that the Performance Peer Group was classified as low for relevancy for certain periods. Based on its review, the Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability

1. Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020.

With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.

The Independent Board Members noted that (a) the Arizona Fund had a net management fee higher than its peer average but a net expense ratio below its peer average; (b) the Ohio Fund had a net management fee slightly higher than its peer average but a net expense ratio below its peer average; and (c) the New Jersey Fund and the Pennsylvania Fund each had a net management fee and a net expense ratio in line with its respective peer average.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts as well as the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to passive ETFs offered outside the Nuveen family.

In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.

In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.

In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-B-0821D 1856520-INV-B-10/22

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Arizona Quality Municipal Income Fund

By (Signature and Title) /s/ Mark L. Winget

Mark L. Winget

Vice President and Secretary

Date: November 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb

David J. Lamb

Chief Administrative Officer

(principal executive officer)

Date: November 5, 2021

By (Signature and Title) /s/ E. Scott Wickerham

E. Scott Wickerham

Vice President and Controller

(principal financial officer)

Date: November 5, 2021